As filed with the Securities and Exchange

Commission on August 29, 2016

File No 333-157876

811-22110

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 109 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 111 ☒

AdvisorShares Trust

(Exact Name of Registrant as Specified in Charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 843-3831

Name and Address of Agent for Service:	Copy to:
Noah Hamman AdvisorShares Trust 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814	W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, DC 20006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on November 1, 2016, pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NYSE Arca Ticker: AADR

Sub-advised by: Dorsey, Wright & Associates, LLC
ADVISORSHARES TRUST 4800 Montgomery Lane • Suite 150 Bethesda, Maryland 20814 www.advisorshares.com 877.843.3831 Prospectus dated November 1, 2016

This Prospectus provides important information about the AdvisorShares Dorsey Wright ADR ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ADVISORSHARES DORSEY WRIGHT ADR ETF

NYSE Arca Ticker: AADR

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares Dorsey Wright ADR ETF (the “Fund”) seeks long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund’s primary benchmark, and the MSCI EAFE Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	%
TOTAL ANNUAL OPERATING EXPENSES	%
FEE WAIVER/EXPENSE REIMBURSEMENT*	%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/ EXPENSE REIMBURSEMENT	%

*	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Dorsey Wright ADR ETF	$	$	$	$

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2016, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Dorsey, Wright & Associates, LLC (the “Sub-Advisor”), the sub-advisor to the Fund, seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”). Under normal circumstances, the Fund will invest at least 80% of its total assets in ADRs and in securities that have economic characteristics similar to ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

The Fund’s investment focus follows the Sub-Advisor’s core philosophy of relative strength. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the investment universe and holding those securities until they underperform. The strategy is entirely based on market movement of the securities and there is no company fundamental data involved in the analysis. The Sub-Advisor’s process is systematic and removes emotion from the day-to-day decision making. In implementing the strategy, the Sub-Advisor takes into account current sector and industry group allocations in order to keep the strategy diversified. There is no consideration given to the allocation between developed and emerging markets; the strategy will allocate between the two depending on global price trends.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Currency Risk. The Fund’s direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions;

2

changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the BNY Mellon Classic ADR Index and the MSCI EAFE Index. The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

[Insert Updated Bar Chart]

The Fund’s year-to-date total return as of September 30, 2016 was [ ]%.

3

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	%
Lowest Return	%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015

AdvisorShares Dorsey Wright ADR ETF	1 Year	5 Year	Since Inception (7/20/2010)
Return Before Taxes Based on NAV	%	%	%
Return After Taxes on Distributions [1]	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares [1]	%	%	%
BNY Mellon Classic ADR Index (Reflects no deduction for fees, expenses, or taxes)%		%	%
MSCI EAFE Index (Reflects no deduction for fees, expenses, or taxes)%		%	%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Dorsey, Wright & Associates, LLC	Sub-Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
John G. Lewis, Senior Vice President & Senior Portfolio Manager	since 2002

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

4

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Sub-Advisor implements its investment strategy using a universe of ADRs and securities with similar economic characteristics, such as foreign listed U.S. equities. The strategy is designed to be fully invested in equities at all times and will generally hold between 30 and 50 securities.

The Sub-Advisor’s core investment philosophy is based on relative strength (also known as “momentum”). Securities that are purchased for the strategy are those that have, in the Sub-Advisor’s view, demonstrated the ability to outperform the other securities in the universe over an intermediate term time horizon (usually around 6 to 12 months). The Sub-Advisor’s strategy is entirely rules-based and systematic for both buy and sell decisions.

The Sub-Advisor’s buy strategy involves asystematic process in which the Sub-Advisor considers the relative performance of macro sectors and industry groups and the current overall allocation among these areas in the portfolio. The process will take large overweights and underweights in certain macro sectors, but there are guidelines that prevent the strategy from owning too much of one macro sector. The Sub-Advisor’s ranking system is used to determine what security from the desired macro sector is added to the strategy. Generally, the highest ranked security will be added unless there are liquidity constraints that prevent the Sub-Advisor from making a desired allocation to that security.

Sell decisions are made based on the Sub-Advisor’s ranking of each security. All of the securities in the universe are ranked daily. Any security that is currently held in the strategy that drops below a pre-defined rank is sold immediately.

About Depositary Receipts

Depositary Receipts, which include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and New York Shares (“NYSs”), are negotiable securities that generally represent a non-U.S. company’s publicly-traded equity or debt. Depositary Receipts may be purchased in the U.S. secondary trading market. They may trade freely, just like any other security, either on an exchange or in the over-the-counter market. Although typically denominated in U.S. dollars, Depositary Receipts can also be denominated in Euros. Depositary Receipts can trade on all U.S. stock exchanges as well as on many European stock exchanges, and play an essential role in the global marketplace. Since the 1920s, investors, companies and traders have used Depositary Receipts to meet their global investing needs.

6

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

American Depositary Receipt Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s,® countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by the industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign

7

countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions of for reasons that, in the view of the Exchange, make trading in shares inadvisable.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality; short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s

8

portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2016, the Advisor had approximately $[ ] billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 0.75% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board, for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

[Subject to shareholder approval, the Advisor will have the right, pursuant to an exemptive order from the SEC and subject to certain conditions, to hire a new unaffiliated sub-advisor or materially amend the terms of an agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when such shareholder approval is obtained.]

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2016.

INVESTMENT SUB-ADVISOR

Dorsey, Wright & Associates, LLC, a Nasdaq, Inc. company, is a registered investment advisory firm located at 1101 Boulder Spring Drive, Suite 150, Richmond, Virginia 23225. Since 1987, the Sub-Advisor has been an advisor to financial professionals on Wall Street and investment managers worldwide. The Sub-Advisor offers comprehensive investment research and analysis through its Global Technical Research Platform and provides research, modeling and indexes that apply the Sub-Advisor’s expertise in Relative Strength to various financial products, including exchange trade funds, mutual funds, UITs, structured products, and separately managed accounts. The Sub-Advisor’s expertise is technical analysis. The Sub-Advisor uses Point & Figure Charting, Relative Strength Analysis, and numerous other tools to analyze market data and deliver actionable insights. In 2015, the Sub-Advisor was acquired by Nasdaq, Inc. allowing it to work towards even greater innovative solutions for its clients. As of September 30, 2016, the Sub-Advisor had approximately $[ ] billion in assets under management.

9

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2016.

PORTFOLIO MANAGER

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

John G. Lewis, Senior Vice President & Senior Portfolio Manager

Mr. Lewis joined the Sub-Advisor in 2002. As Senior Portfolio Manager, he is responsible for investment strategy across the Sub-Advisor’s funds, ETFs, UITs and SMA accounts. He has worked in the investment industry since 1994. Mr. Lewis has conducted extensive research on relative strength and has authored several original research papers on the subject and works closely with the investment team on new product development. He holds a Bachelor of Business Administration from the University of San Diego and an MBA from the University of Southern California.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.

[ ] , located at [ ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER INFORMATION

“BNY Mellon” and “BNY Mellon Classic ADR IndexSM” are service/licensor marks of The Bank of New York Mellon, a full service depository bank which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products, and have been licensed for use by AdvisorShares Investments, LLC. The Fund is not sponsored, endorsed or sold by The Bank of New York Mellon and The Bank of New York Mellon makes no representation regarding the advisability of investing in the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in U.S.-traded securities with readily available pricing, it is expected that there would be limited

10

circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK-ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book-entry or “street name” through your brokerage account.

11

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.843.3831 or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION [TO BE UPDATED]

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.
12

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. The U.S. has entered into tax treaties with certain foreign countries that may entitle the Fund to a reduced rate of, or exemption from, foreign taxes on certain income it receives. The effective rate of foreign tax cannot be determined in advance because the amount of the Fund’s assets to be invested within various countries is not known. In addition, the Fund’s investments in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the Fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a shareholder

13

that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. The financial highlights for the periods prior to [ ], 2016 represent the periods during which the Fund was named “AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF” and sub-advised by WCM Investment Management. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an

14

investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

15

ADVISORSHARES TRUST — ADVISORSHARES DORSEY WRIGHT ADR ETF

(formerly AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF)

Financial Highlights

	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period		$38.95	$32.65	$28.72	$31.46
Investment Operations
Net Investment Income (1)		0.34	0.18	0.11	0.07
Net Realized and Unrealized Gain (Loss)		(0.20)	6.29	3.99	(2.58)
Distributions of Net Realized Gains by other investment companies		---	---	0.00(2)	---
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)		0.14	6.47	4.10	(2.51)
Distributions from Net Investment Income		(0.23)	(0.17)	(0.17)	(0.11)
Distributions from Realized Capital Gains		---	---	---	(0.12)
Total Distributions		(0.23)	(0.17)	(0.17)	(0.23)
Net Asset Value, End of Period		$38.86	$38.95	$32.65	$28.72
Market Value, End of Period		$38.77	$38.93	$32.63	$28.70

Total Return
Total Investment Return Based on Net Asset Value (4)		0.36%	19.85%	14.30%	(7.94)%
Total Investment Return Based on Market (4)		0.19%	19.85%	14.29%	(8.36)%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)		$15,543	$12,660	$7,346	$6,462
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements (5)		1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(5)		1.63%	1.67%	2.52%	4.17%
Net Investment Income (5)		0.88%	0.50%	0.36%	0.24%
Portfolio Turnover Rate (6)		27%	24%	38%	16%

_________________________________________

(1) Based on average shares outstanding.

(2) Amount represents less than $0.005 or 0.005%.

(3) The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(4) Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(5) Ratios of periods of less than one year have been annualized.

(6) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

16

ADVISORSHARES DORSEY WRIGHT ADR ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	Dorsey, Wright & Associates, LLC 1011 Boulder Springs Drive, Suite 150 Richmond, VA 23225
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

17

NASDAQ Stock Market LLC Ticker: MAUI
Sub-advised by: American Wealth Management
ADVISORSHARES TRUST 4800 Montgomery Lane • Suite 150 Bethesda, Maryland 20814 www.advisorshares.com 877.843.3831 Prospectus dated November 1, 2016

This Prospectus provides important information about the AdvisorShares Market Adaptive Unconstrained Income ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

-i-

AdvisorShares Market Adaptive Unconstrained Income ETF
NASDAQ Stock Market LLC: MAUI

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares Market Adaptive Unconstrained Income ETF (the “Fund”) seeks to provide long-term total return and income with a secondary emphasis on capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES(a)	0.90%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	[ ]%
ACQUIRED FUND FEES AND EXPENSES (b)	[ ]%
TOTAL ANNUAL OPERATING EXPENSES	[ ]%
FEE WAIVER / EXPENSE REIMBURSEMENT (c)	[ ]%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER / EXPENSE REIMBURSEMENT	[ ]%

(a)	Restated to reflect current fees.
(b)	Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.
(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty, (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return

1

each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Market Adaptive Unconstrained Income ETF	$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2016, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is considered a “fund of funds” and seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), as well as other exchange-traded products, including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs and ETNs, “ETPs”), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates. The Fund primarily invests in domestic and U.S.-listed foreign fixed income ETPs.

In seeking to achieve the Fund’s investment objective, the Fund’s sub-advisor, American Wealth Management ( the “Sub-Advisor”), will employ a proprietary strategy that includes a combination of active sector rotation and disciplined risk management utilizing various quantitative investment methods, including trend-following and momentum.

The Fund’s portfolio will vary greatly over time depending upon the investment opportunities presented by the trading models used by the Sub-Advisor. For example, although the Fund may invest in numerous segments of the bond market simultaneously, on average the Fund will invest in the five segments of the bond market that the Sub-Advisor believes will provide the best opportunities for total return and income. However, during particularly flat to negative periods for bonds, the Fund may take on a defensive role by investing in three or fewer different markets in addition to short term bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Closed-End Fund Risk. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value (“NAV”) of a closed-end fund’s portfolio holdings. There can be no guarantee that shares of a closed-end held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the NAV of the closed-end fund.

Exchange-Traded Note Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular reference asset or benchmark less investor fees. ETNs have a maturity date and generally are backed only by the

2

creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the underlying market. ETNs also may be subject to commodities market risk and credit risk.

Exchange-Traded Product Risk. Through its investments in ETPs, the Fund is subject to the risks associated with the ETPs’ investments or reference assets/benchmark components, including the possibility that the value of the securities or assets held by or linked to an ETP could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and each ETP’s asset allocation.

Concentration Risk. An ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is over-weighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not over-weighted in an industry, group of industries, or sector.

Credit Risk. Certain of the ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or reference asset could cause the ETP’s share price to fall. The ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Fixed Income Securities Risk. An ETP’s investments in, or exposure to, fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the ETP to hold securities paying lower- than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Securities Risk. An ETP’s investments in securities of foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at time, more volatile than securities of comparable U.S. companies. These risks are heightened when investing in emerging market securities.

Income Risk. An ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an ETP’s income producing investments may decline which then may adversely affect the Fund’s value.

Interest Rate Risk. An ETP’s investments in or exposure to fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an ETP’s yield will change over time. During periods when interest rates are low, an ETP’s yield (and total return) also may be low. To the extent that the investment advisor or issuer of an ETP anticipates interest rate trends imprecisely, the ETP could miss yield opportunities or its share price could fall.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

3

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and Fund performance that is lower than expected.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test or asset diversification requirements and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NASDAQ Stock Market LLC (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to Barclays U.S. Aggregate Bond Index, which measures the performance of the U.S. investment grade bond market. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

[BAR CHART TO BE INSERTED]

The Fund’s year-to-date total return as of September 30, 2016 was [ ]%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return		Quarter/Year
Highest Return	[ ]	%	[ ]
Lowest Return	[ ]	%	[ ]

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2015
AdvisorShares Market Adaptive Unconstrained Income ETF	1 Year		Since Inception (07/08/2014)
Return Before Taxes Based on NAV	[ ]	%	[ ]	%
Return After Taxes on Distributions [1]	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares [1]	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses, or taxes)	[ ]	%	[ ]	%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or

4

individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
American Wealth Management	Sub-Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
Laif Meidell, Founder and Portfolio Manager	since 1995

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or another ETF. However, under certain circumstances and subject to certain terms and conditions, a registered investment company may invest in other investment companies (“underlying investment company”) beyond the limits set forth in Section 12(d)(1). In particular, if any underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain ETFs to permit the Fund to invest in the ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Closed-End Fund Risk. A closed-end fund is a pooled investment vehicle that is registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the NAV of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at

6

persistent and ongoing discounts to the NAV of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the NAV of the closed-end fund. While the Fund seeks to take advantage of differences between the NAV of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective.

Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying market. It is expected that the issuer’s credit rating will be investment-grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. In addition, the Fund’s investments in certain ETPs may be subject to restrictions on the amount and timing of any redemptions. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Portfolio Turnover Risk. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover. Higher portfolio turnover may result in the Fund paying increased transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover also may cause the Fund’s performance to be less than you expect.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income

7

(“qualifying income”). The Fund’s investments in ETPs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In addition, the Fund must satisfy a quarterly asset diversification test. If the Fund were to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions for reasons that, in the view of the Exchange, make trading in shares inadvisable.

OVERVIEW OF THE PRINCIPAL RISKS OF ETPs

The value of your investment in the Fund is based primarily on the prices of the ETPs that the Fund purchases. In turn, the price of each ETP is based on the value of its securities or reference assets/benchmark components. The prices of these securities or reference assets change daily and each ETP’s performance reflects the risks of investing in a particular asset class or classes. ETFs and closed-end funds also may trade below their NAV or at a discount, which may adversely affect the Fund’s performance. An overview of certain of the principal risks of the ETPs is provided below. ETPs also may be subject to certain of the risks described above. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each ETP in which the Fund invests can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of the ETPs prior to investing in the Fund.

Concentration Risk. An ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is over-weighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not over-weighted in an industry, group of industries, or sector.

Credit Risk. Certain of the ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or reference asset could cause the ETPs’ share price to fall. The ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

8

Fixed Income Securities Risk. An ETP’s investments in, or exposure to, fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the ETP to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an ETP that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an ETP because it will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Securities Risk. An ETP’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An ETP with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign withholdings taxes may be imposed on income earned by an ETP’s investment in foreign securities which may reduce the return on such investments. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks are heightened when investing in emerging market securities.

Income Risk. An ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an ETP’s income producing investments may decline which then may adversely affect its value. The dividend and interest income produced by certain of the ETP’s portfolio holdings or reference assets also may be adversely affected by the particular circumstances and performance of the individual issuers of such investments.

Interest Rate Risk. An ETP’s investments in, or exposure to, fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an ETP’s yield will change over time. During periods when interest rates are low, an ETP’s yield (and total return) also may be low. Changes in interest rates also may affect an ETP’s share price: a sharp rise in interest rates could cause its share price to fall. This risk is greater when the ETP holds bonds with longer maturities. To the extent that the investment advisor or issuer of an ETP or the issuer of an Underlying ETP anticipates interest rate trends imprecisely, the ETP could miss yield opportunities or its share price could fall.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in debt securities and money market instruments, either directly or through ETPs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

9

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2016, the Advisor had approximately $[ ] billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive an annual advisory fee of 0.90% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board, for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty, (i) by the Trust, for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust at its principal place of business, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 0.99% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right, without shareholder approval, to hire a new unaffiliated sub-advisor or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

10

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2016.

INVESTMENT SUB-ADVISOR

American Retirement Planners II, Inc., doing business as “American Wealth Management,” located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. American Wealth Management was established in 1989. American Wealth Management serves as an investment manager to individuals, corporations and profit sharing plans. As of September 30, 2016, American Wealth Management had approximately $[ ] million in assets under management. A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2015.

PORTFOLIO MANAGER

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

Laif Meidell, Founder and Portfolio Manager. Mr. Meidell is a Portfolio Manager of the Sub-Advisor’s separate accounts. Prior to joining the Sub-Advisor in 1995, Mr. Meidell was an active duty officer in the U.S. Army. He graduated with honors from the Regis University (Denver, CO) with an M.B.A. in Finance and Accounting in 1993. Mr. Meidell received a B.S. in Finance from Brigham Young University (Provo, UT) in 1989. He holds the Series 7, 63, and 65 licenses. Mr. Meidell is a Chartered Market Technician (“CMT”) and an Accredited Investment Fiduciary (AIF).

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

[ ], located at [ ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

11

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends, if any, to shareholders at least monthly. The Fund distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

12

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.843.3831 or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION [TO BE UPDATED]

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

13

Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For noncorporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF. The Fund’s strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to noncorporate shareholders at reduced maximum tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six

14

months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Investment in Foreign Securities

The Fund and the ETPs in which the Fund invests may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. The U.S. has entered into tax treaties with certain foreign countries that may entitle the Fund or the ETPs in which the Fund invests to a reduced rate of, or exemption from, foreign taxes on certain income. The effective rate of foreign tax cannot be determined in advance because the amount of the Fund’s assets to be invested within various countries is not known. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an ETP to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be

15

applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. The financial highlights for the period prior to November 1, 2015 represent the period during which the Fund was named “AdvisorShares Sunrise Global Multi-Strategy ETF” and sub-advised by Sunrise Capital Partners LLC. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends on distributions). This information has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

16

ADVISORSHARES TRUST — ADVISORSHARES MARKET ADAPTIVE UNCONSTRAINED INCOME ETF(1)

Financial Highlights

	Year ended June 30, 2016	For the period July 8, 2014* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period		$25.00
Investment Operations
Net Investment Income (Loss) (2)		(0.01)
Net Realized and Unrealized Gain (Loss)		(0.62)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)		(0.63)
Distributions from Net Investment Income		(0.45)
Distributions from Realized Capital Gains		---
Total Distributions		(0.45)
Net Asset Value, End of Period		$23.92
Market Value, End of Period		$23.90

Total Return
Total Investment Return Based on Net Asset Value (4)		(2.58)%
Total Investment Return Based on Market (5)		(2.61)%

Ratios/ Supplemental Data
Net Assets, End of Period (000’s omitted)		$1,794

Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)		1.75%

Expenses, prior to expense waivers and reimbursements (5)		6.20%

Net Investment Income (Loss) (5)		(0.02)%
Portfolio Turnover Rate (6)		203%

__________________________________________

* Commencement of operations.

(1)	Formerly AdvisorShares Sunrise Global Multi-Strategy ETF

(2)	Based on average shares outstanding.

(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

17

ADVISORSHARES MARKET ADAPTIVE UNCONSTRAINED INCOME ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	American Wealth Management 570 Hammill Lane Reno, Nevada 89511
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

18

NYSE Arca Ticker: TTFS

Sub-advised by: Wilshire Associates Incorporated
ADVISORSHARES TRUST 4800 Montgomery Lane • Suite 150 Bethesda, Maryland 20814 www.advisorshares.com 877.843.3831 Prospectus dated November 1, 2016

This Prospectus provides important information about the AdvisorShares Wilshire Buyback ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ADVISORSHARES WILSHIRE BUYBACK ETF

NYSE Arca Ticker: TTFS

FUND SUMMARY

INVESTMENT OBJECTIVE

AdvisorShares Wilshire Buyback ETF (the “Fund”) seeks to generate long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES(a)	0.90%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	[ ]%
TOTAL ANNUAL OPERATING EXPENSES	[ ]%
FEE WAIVER/ EXPENSE REIMBURSEMENT(b)	[ ]%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/ EXPENSE REIMBURSEMENT	[ ]%

(a)	Restated to reflect current fees.
(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Wilshire Buyback ETF	$[ ]	$[ ]	$[ ]	$[ ]

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2016, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Wilshire Associates Incorporated (the “Sub-Advisor”) designed the following quantitative stock selection process to make allocation decisions in the Fund’s portfolio.

The Sub-Advisor selects stocks based on multiple factors, including the following metrics:

(i)   reduction in outstanding shares;

(ii)  free cash flow generation; and

(iii) leverage.

The Sub-Advisor’s portfolio construction process weights each security using a proprietary methodology, which incorporates the company’s “buyback strength signal,” a value between 0-1 that is calculated based on a normalized measure of the reduction rate of outstanding shares relative to all securities in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Risk. Large-cap securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-cap securities is less than for other types of investments — small-cap securities, for instance — the Fund’s performance could be reduced.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization Risk. Mid-size companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

2

Small-Capitalization Risk. Security prices of small cap companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-cap companies.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the Wilshire US Large-Cap IndexSM, which is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index SM, and to the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

[TO BE UPDATED]

The Fund’s year-to-date total return as of September 30, 2016 was [ ]%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return		Quarter/Year
Highest Return	[ ]	%	[ ]
Lowest Return	[ ]	%	[ ]

3

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
ADVISORSHARES WILSHIRE BUYBACK ETF	1 Year	Since Inception (10/04/2011)
Return Before Taxes Based on NAV	[ ]%	[ ]%
Return After Taxes on Distributions [1]	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares [1]	[ ]%	[ ]%
Wilshire US Large-Cap IndexSM (Reflects no deduction for fees, expenses, or taxes)[2]	[ ]%	[ ]%
Russell 3000® Index (Reflects no deduction for fees, expenses, or taxes)	[ ]%	[ ]%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

2 Effective [   ], 2016, the comparative index for the Fund changed from the Russell 3000® Index to the Wilshire US Large-Cap IndexSM because it was determined to be a more appropriate broad-based index for comparison purposes.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Wilshire Associates Incorporated	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Joshua Emanuel, Managing Director	since 2015
Kai Chen, Senior Associate	Since 2014

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

4

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. This strategy employs a quantitative security selection process that aims to identify fundamentally-healthy companies with controlled debt levels that are also experiencing a reduction in the number of shares outstanding. Accordingly, the Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The guiding philosophy of the long-term investment strategy pursued by the Sub-Advisor on behalf of the Fund is based on the premise that prices of stocks are influenced by the forces of supply and demand and that the price of a company’s shares should therefore increase when its amount of outstanding shares decreases. All else being equal, if the same amount of money is chasing a smaller number of shares, then the share price should increase.

Investment Process

The Sub-Advisor’s investment process is quantitative. Based on extensive historical research, the Sub-Advisor designed the following stock selection rules:

Liquidity Screening

Before trading, the Fund will estimate the liquidity impact of its suggested trades. Specifically, the Fund will avoid stocks whose average trading volume would be too low to accommodate the Fund’s trades. As a result, the Fund will not invest in stocks that meet its investment criteria if their trading volume is too low.

Weighting and Sector Allocation

The Sub-Advisor’s portfolio construction process weights each security using a proprietary methodology, which incorporates the company’s “buyback strength signal,” a value between 0-1 that is calculated based on a normalized measure of the reduction rate of outstanding shares relative to all securities in the portfolio. The Fund is not market capitalization weighted, and may over weight small- and mid-cap stocks relative to traditional, market cap weighted indices.

The relative weights of the sectors in the Fund may vary significantly from those of traditional, market cap weighted indices. Stocks with favorable liquidity characteristics may be concentrated in certain sectors. The Fund will not correct these sector effects because the Sub-Advisor’s research shows that they are a source of long-term outperformance. Sector concentration might increase the Fund’s volatility over the short term.

6

Rebalancing and Trading Considerations

The Fund’s stock selection algorithm is run on a periodic basis, and the Fund may sell stocks that no longer meet the investment criteria and buy stocks that meet the investment criteria.

From time to time and at the Sub-Advisor’s discretion, portfolio holdings will be rebalanced based on changes in value as compared to the overall portfolio.

Trading costs may vary based on the turnover resulting from the Sub-Advisor’s stock selection algorithm.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by the industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Risk. The Fund may invest in large-cap companies. As a result, the Fund may be subject to the risk that the large-cap segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-cap securities may cause the Fund’s performance to be less than you expect.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mid-Capitalization Risk. The Fund may invest in mid-cap securities. Historically, mid-cap securities have been riskier than large-cap securities. Security prices of mid- cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap securities fall behind other types of investments — large-cap securities, for instance — the Fund’s performance could be reduced.

7

Small-Capitalization Risk. The Fund may invest in small-cap companies. Security prices of small cap companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-cap companies. Security prices of small-cap companies are generally more vulnerable than those of large-cap companies to adverse business and economic developments. The securities of small-cap companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-cap companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-cap companies also normally have less diverse product lines than larger cap companies and are more susceptible to adverse developments concerning their products.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality; short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2016, the Advisor had $[ ] billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 0.90% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the

8

outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 0.90% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right, without shareholder approval, to hire a new unaffiliated sub-advisor or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2016.

INVESTMENT SUB-ADVISOR

Wilshire Associates Incorporated, located at 1299 Ocean Avenue, Santa Monica, California 90401, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. Wilshire Associates Incorporated was established in 1972. As of September 30, 2016, the Sub-Advisor had approximately $[ ] million in assets under management.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2016.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Joshua Emanuel, CFA

Chief Investment Officer and Managing Director, Wilshire Funds Management

Josh Emanuel, a managing director of Wilshire Associates, and chief investment officer for Wilshire Funds Management, joined Wilshire Associates in 2015 and has 15 years of industry experience. In his role as CIO, Mr. Emanuel leads the investment activities of Wilshire Funds Management, including asset allocation, manager research, portfolio management, and investment research. Mr. Emanuel also chairs the Wilshire Funds Management Investment Committee. From 2010 to May 2015, Mr. Emanuel served as chief investment officer of The Elements Financial Group, LLC (TEG), where he developed and managed a variety of outcome-oriented investment strategies and exchange traded funds. Mr. Emanuel also codeveloped an innovative technology solution which provides volatility-based risk profiling, risk budgeting, and compliance services to financial advisors and institutions. Prior to his tenure at TEG, Mr. Emanuel served in several roles at Wilshire from 2004-2010, including head of manager research, head of strategy for Wilshire Funds Management, and co-chairman of the Wilshire Funds Management Investment Committee. Prior to 2004, Mr. Emanuel was responsible for

9

international manager research for Jeffrey Slocum & Associates, Inc. Mr. Emanuel has a BA in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst designation.

Kai Chen, Ph.D.

Senior Associate

Kai Chen is a senior associate of Wilshire Associates and a member of Wilshire Funds Management’s investment research team. Mr. Chen joined Wilshire in 2014, and is primarily responsible for building quantitative asset allocation models and equity-focused security selection models. He also conducts quantitative research in the areas of strategic and tactical market signal detection, alternative investment portfolio construction, smart beta product development, risk premia investing, and customized investment solutions. Mr. Chen earned his bachelor’s degree in mathematics from Zhejiang University in China and his two MS degrees in computer science and mathematical finance from the University of Southern California. Mr. Chen completed his PhD in operations research at the University of Southern California and has successfully completed all three levels of the Chartered Financial Analyst designation.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.

[ ], located at [ ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

10

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK-ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.843.3831 or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net

11

assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION [TO BE UPDATED]

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI.

You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

12

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the

13

Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

14

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. The financial highlights for the periods prior to July 1, 2016 represent the periods during which the Fund was named “AdvisorShares TrimTabs Float Shrink ETF” and sub-advised by TrimTabs Asset Management, LLC. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

15

ADVISORSHARES TRUST — ADVISORSHARES WILSHIRE BUYBACK ETF

(formerly AdvisorShares TrimTabs Float Shrink ETF)

Financial Highlights

	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period October 4, 2011* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period		$51.22	$41.05	$33.16	$26.20

Investment Operations
Net Investment Income (Loss) (1)		0.42	0.43	0.23	0.07
Net Realized and Unrealized Gain (Loss)		5.75	9.89	7.99	6.90
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)		6.17	10.32	8.22	6.97
Distributions from Net Investment Income		(0.34)	(0.15)	(0.21)	(0.01)
Distributions from Realized Capital Gains		---	---	(0.12)	---
Total Distributions		(0.34)	(0.15)	(0.33)	(0.01)
Net Asset Value, End of Period		$57.05	$51.22	$41.05	$33.16
Market Value, End of Period		$57.05	$51.25	$41.13	$33.24
Total Return
Total Investment Return Based on Net Asset Value (3)		12.06%	25.18%	25.01%	26.62%
Total Investment Return Based on Market (3)		11.99%	25.00%	24.96%	26.93%
Ratios/ Supplemental Data
Net Assets, End of Period (000’s omitted)		$242,472	$137,015	$25,657	$8,291
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements (4)		0.99%	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements (4)		1.11%	1.16%	1.90%	2.34%
Net Investment Income (Loss) (4)		0.76%	0.90%	0.62%	0.31%
Portfolio Turnover Rate (5)		52%	7%	57%	201%

___________________

* Commencement of operations.

(1) Based on average shares outstanding.

(2) The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3) Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(4) Ratios of periods of less than one year have been annualized.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

16

ADVISORSHARES WILSHIRE BUYBACK ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	Wilshire Associates Incorporated 1299 Ocean Avenue Santa Monica, California 90401
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

17

Statement of Additional Information

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (the “SAI”) relates to shares of the following series (each a “Fund” and collectively, the “Funds”):

AdvisorShares Athena High Dividend ETF (NYSE Arca Ticker: DIVI)

AdvisorShares Dorsey Wright ADR ETF (NYSE Arca Ticker: AADR)

AdvisorShares EquityPro ETF (NYSE Arca Ticker: EPRO)

AdvisorShares Global Echo ETF (NYSE Arca Ticker: GIVE)

AdvisorShares Madrona Domestic ETF (NYSE Arca Ticker: FWDD)

AdvisorShares Madrona Global Bond ETF (NYSE Arca Ticker: FWDB)

AdvisorShares Madrona International ETF (NYSE Arca Ticker: FWDI)

AdvisorShares Market Adaptive Unconstrained Income ETF (NASDAQ Ticker: MAUI)

AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca Ticker: MATH)

AdvisorShares Morgan Creek Global Tactical ETF (NYSE Arca Ticker: GTAA)

AdvisorShares Newfleet Multi-Sector Income ETF (NYSE Arca Ticker: MINC)

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (NYSE Arca Ticker: FLRT)

AdvisorShares Peritus High Yield ETF (NYSE Arca Ticker: HYLD)

AdvisorShares QAM Equity Hedge ETF (NYSE Arca Ticker: QEH)

AdvisorShares Ranger Equity Bear ETF (NYSE Arca Ticker: HDGE)

AdvisorShares Sage Core Reserves ETF (NYSE Arca Ticker: HOLD)

AdvisorShares STAR Global Buy-Write ETF (NYSE Arca Ticker: VEGA)

AdvisorShares Wilshire Buyback ETF (NYSE Arca Ticker: TTFS)

AdvisorShares YieldPro ETF (NASDAQ Ticker: YPRO)

This SAI is not a prospectus. It should be read in conjunction with each Fund’s prospectus dated November 1, 2016 (each, a “Prospectus” and collectively, the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. Copies of each Fund’s Prospectus are available, without charge, upon request by contacting the Trust at the address or telephone number above. Shares of the Funds are listed on NYSE Arca, Inc. or NASDAQ Stock Market LLC (each an “Exchange”) and trade in the secondary market.

The Funds’ financial statements for the fiscal year ended June 30, 2016 are included in the Trust’s Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The date of this SAI is November 1, 2016.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time.

As of the date of this SAI, the Trust consists of 25 separate funds, not all of which are included in this SAI or currently offered for sale. This SAI relates only to the 19 series of the Trust listed on the cover page.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

The shares of the Funds are subject to approval for listing on the Exchange. The shares of each Fund, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF each offer and issue shares at NAV in aggregated lots (each a “Creation Unit” or a “Creation Unit Aggregation”) of 50,000 or more, and AdvisorShares Athena High Dividend ETF, AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, , AdvisorShares Wilshire Buyback ETF and AdvisorShares YieldPro ETF each offer and issue Creation Units consisting of at least 25,000 shares each, generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF offers and issues Creation Units consisting of 50,000 or more shares, and the AdvisorShares Ranger Equity Bear ETF offers and issues Creation Units consisting of at least 25,000 shares, generally in exchange for the deposit of cash totaling the NAV of the Creation Units. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s shares and AdvisorShares Ranger Equity Bear ETF’s shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for each Fund. In addition, for each Fund except the AdvisorShares Ranger Equity Bear ETF, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to each Fund, which is a diversified open-end management investment company. Each Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of each Fund is non-fundamental and may be changed without the approval of shareholders.

The day-to-day portfolio management of each Fund is provided by the sub-advisor to the Fund and is subject to the oversight of the Advisor and the Board. The sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) and the Funds they manage are listed below.

Fund	Sub-Advisor
AdvisorShares Athena High Dividend ETF	AthenaInvest Advisors, LLC.
AdvisorShares Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC
AdvisorShares EquityPro ETF	The Elements Financial Group, LLC
AdvisorShares Global Echo ETF	Reynders, McVeigh Capital Management, LLC Baldwin Brothers Inc. Community Capital Management, Inc.
AdvisorShares Madrona Domestic ETF	Madrona Funds, LLC
AdvisorShares Madrona Global Bond ETF	Madrona Funds, LLC
AdvisorShares Madrona International ETF	Madrona Funds, LLC
AdvisorShares Market Adaptive Unconstrained Income ETF	American Wealth Management
AdvisorShares Meidell Tactical Advantage ETF	American Wealth Management
AdvisorShares Morgan Creek Global Tactical ETF	Morgan Creek Capital Management, LLC
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	Pacific Asset Management
AdvisorShares Peritus High Yield ETF	Peritus I Asset Management, LLC
AdvisorShares QAM Equity Hedge ETF	Commerce Asset Management, LLC
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.
AdvisorShares Sage Core Reserves ETF	Sage Advisory Services, Ltd. Co.
AdvisorShares STAR Global Buy-Write ETF	Partnervest Advisory Services, LLC
AdvisorShares Wilshire Buyback ETF	Wilshire Associates Incorporated
AdvisorShares YieldPro ETF	The Elements Financial Group, LLC

Each Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. The AdvisorShares Madrona Global Bond ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares STAR Global Buy-Write ETF, and AdvisorShares YieldPro ETF are “funds of funds” that seek to achieve their investment objectives by investing primarily in other exchange-traded funds (“ETFs”) and other exchange-traded products, including, but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and closed-end funds (collectively, “ETPs”), as described in each Fund’s Prospectus (each a “Fund of Funds” and collectively, the “Funds of Funds”). Other Funds, such as the AdvisorShares EquityPro ETF and AdvisorShares Global Echo ETF, also may invest to a significant

2

extent in ETPs. To the extent a Fund is a Fund of Funds or invests in ETPs, it will be indirectly subject to the risks associated with the portfolio securities and investment techniques of its underlying ETPs.

The investment techniques and instruments described below and in each Fund’s Prospectus may, consistent with each Fund’s investment objective and investment policies, be used by a Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. Not all of the Funds will invest in all of the instruments and techniques described below. In addition, each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Funds will periodically change the composition of their portfolios to best meet their respective investment objectives. For more information about each Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Funds (other than the AdvisorShares Pacific Asset Enhanced Floating Rate ETF) do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund may use leverage during periods when its Sub-Advisor believes that the Fund’s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF is pursuing participation in a secured, committed line of credit, which can be used to purchase securities for investment purposes or for other purposes. The Fund will pay interest and other fees in connection with a loan. Interest expense and the amount of any other fees incurred by the Fund in connection with loans will raise the overall expenses of

3

the Fund and may reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. If the Fund borrows for investments purchased with loan proceeds, the interest and other fees paid in connection with a loan might be more (or less) than the yield on the investments purchased with the loan proceeds. If those costs are more than the yield on the investments purchased, the Fund’s return will be reduced. Additionally, on the maturity date for any loan, the Fund must have sufficient cash available to pay back the lender(s) the amount borrowed.

Loans are typically secured by the assets of the Fund, meaning that the Fund will grant the lender a security interest in some or all of its assets to secure its performance under the related loan. If the Fund were to default in the payment of interest or other fees in connection with a secured loan, fail to repay the principal amount of that loan on maturity, or fail to satisfy other obligations it may owe to the lender in connection with that loan, the lender would have certain rights to foreclose on, take and liquidated assets of the Fund to which it has been granted a security interest to satisfy outstanding amounts in connection with the secured loan.

Currency Transactions

Foreign Currencies. Each Fund may invest directly and indirectly in foreign currencies. The AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF and AdvisorShares YieldPro ETF, in particular, are expected to have investment exposure to foreign currencies. Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow

4

abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Although the Funds do not currently expect to engage in currency hedging, each Fund and certain of the underlying ETPs may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s or an underlying ETP’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).

5

Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an underlying fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund of Funds or certain of the underlying ETPs may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund or certain of the underlying ETPs may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund of Funds or certain of the underlying ETPs use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund or certain of the underlying ETPs may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund or certain of the underlying ETPs will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

A Fund or certain of the underlying ETPs in which it invests may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or underlying ETP has or in which that Fund or underlying ETP expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund of Funds or certain of the underlying ETPs may also engage in Proxy Hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund or certain of the underlying ETPs holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund or certain of the underlying ETPs if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or certain of the underlying ETPs in which it invests is

6

engaging in Proxy Hedging. If a Fund or certain of the underlying ETPs in which it invests enters into a currency hedging transaction, the Fund or the underlying ETP will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund or certain of the underlying ETPs in which it invests if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund of Funds may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Each Fund of Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Funds may have to limit their currency transactions to qualify as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Funds of Funds currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

7

At or before the maturity of a forward currency contract, the Funds of Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If a Fund of Funds engages in an offsetting transaction, the Fund may later enter into a new forward currency contract to sell the currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Funds of Funds may convert their holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities. Each Fund of Funds may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by

8

OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Funds of Funds may also invest in principal exchange rate linked securities (“PERLsSM”). PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about the time of maturity. The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Funds of Funds may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Equity Securities

Each Fund and the underlying ETPs may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund, or an underlying ETP, may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Each Fund may invest in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.

9

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs

10

often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Investments in Foreign Equity Securities. A Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Exchange-Traded Notes (ETNs)

Each Fund may, and the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares Sage Core Reserves ETF, and AdvisorShares STAR Global Buy-Write ETF intend to, invest in ETNs. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment-grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a

11

decline in the perceived creditworthiness of the issuer, the value of the ETN will decline, as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. A Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities

Each Fund and certain of the underlying ETPs may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Creditor Liability and Participation on Creditors Committees. Generally, when a fund holds bonds or other similar fixed income securities of an issuer, the fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when its Sub-Advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, a Sub-Advisor has the authority to represent the Trust, or its Fund, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

•	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which

12

vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

•	Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities. Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

•	Corporate Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in corporate debt securities representative of one or more high yield bond or credit derivative

13

indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Fund’s Sub-Advisor. A Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. A Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

•	Below Investment-Grade Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by the Fund’s Sub-Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

14

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, its Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

•	Unrated Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

•	Commercial Paper. Each Fund and certain of the ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. Each Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s. See Appendix A for a description of commercial paper ratings.

15

•	Inflation-Indexed Bonds. Each Fund and certain of the ETPs may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

16

Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Peritus High Yield ETF and AdvisorShares YieldPro ETF intend to, invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

•	Mortgage Pass-Through Securities. Each Fund and certain of the underlying ETPs may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at

17

comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

•	Agency Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise

18

will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval

19

of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

•	Privately Issued Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in privately issued mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, its Sub-Advisor determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which, in its Sub-Advisor’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets will be invested in illiquid securities.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The

20

coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third-party entities. It is possible these third-parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third-parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn

21

be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Each Sub-Advisor seeks to manage the portion of its Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, a Sub-Advisor will consider a number of factors. These include, but are not limited to (1) the nature of the borrowers (e.g., residential vs. commercial), (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower), and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

•	Collateralized Mortgage Obligations (“CMOs”). Each Fund and certain of the underlying ETPs may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These

22

simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, its Sub-Advisor may invest in various tranches of CMO bonds, including support bonds.

•	Commercial Mortgage-Backed Securities. Each Fund and certain of the underlying ETPs may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•	Other Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

•	CMO Residuals. Each Fund and certain of the underlying ETPs may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of

23

administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

•	Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). Each Fund and certain of the underlying ETPs may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

•	Stripped Mortgage-Backed Securities (“SMBSs”). Each Fund and certain of the underlying ETPs may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity

24

on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

•	Asset-Backed Securities (“ABSs”). Each Fund and certain of the underlying ETPs may invest in ABSs, which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with a Fund’s investment objectives and policies, its Sub-Advisor also may invest in other types of ABSs.

•	Collateralized Bond Obligation (“CBO”), Collateralized Loan Obligation (“CLO”) and Other Collateralized Debt Obligation (“CDO”). Each Fund and certain of the underlying ETPs may invest in each of collateralized bond obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased

25

sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and certain Funds’ Prospectuses (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Foreign Issuers

Each Fund may, and the AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares QAM Equity Hedge ETF, and AdvisorShares STAR Global Buy-Write ETF intend to, invest in issuers located outside the United States directly, or in financial instruments, including ETPs, that are indirectly linked to the performance of foreign issuers. Other examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository

26

requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Geographic Risk. Certain of the underlying ETPs may have significant investment exposure to particular countries or regions. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Russia) or a specific region (e.g., Europe or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Middle East or Africa, can be interdependent and may all decline at the same time.

Asia. To the extent a Fund’s investments have significant investment exposure to Asia, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development, others have been and continue to be subject to some extent, over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

27

Eastern Europe. A Fund’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Fund’s portfolio may be adversely affected by political, social, and economic developments in any of the Eastern European countries.

Europe. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

Latin America. Latin American economies are generally considered emerging markets and are typically characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

Middle East and Africa. Certain Middle Eastern and African markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern and African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern and African countries may have an adverse impact on an investment in such countries.

North America. The U.S. is Canada’s largest trading and investment partner, and the Canadian economy is, therefore, significantly affected by developments in the U.S. economy. The U.S. is also a significant trading partner of many emerging markets in which Funds the Funds may invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on these markets.

Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the U.S. and, in particular, on the price and demand for agricultural products and natural resources.

Futures and Options Transactions

Futures and Options on Futures. The Funds and certain of the underlying ETPs may buy and sell futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Each Fund and certain of the underlying ETPs may use futures contracts and related options for bona fide hedging, attempting to offset changes in the value of securities held or expected to be acquired or be disposed of, attempting to gain exposure to a particular market, index or instrument, or other risk management

28

purposes. To the extent a Fund invests in futures, options on futures or for other instruments subject to regulation by the CFTC, it will do so in reliance on and in accordance with CFTC Regulation 4.5. The Trust, on behalf of certain of its series, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, none of the Funds is deemed to be a “commodity pool”, and the Advisor is not deemed to be a “commodity pool operator” with respect to the Funds, under the Commodity Exchange Act (“CEA”) and they are not subject to registration or regulation as such under the CEA. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

Each Fund and certain of the underlying ETPs may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the

29

strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on its Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Other Options. Each Fund and certain of the underlying ETPs may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund (1) owns the security underlying the call until the option is exercised or expires, (2) holds an American-style call on the same security as the call written with an exercise price (i) no greater than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets designated on the fund’s records or placed in a segregated account with the fund’s custodian, (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated), or (4) segregates cash or other liquid assets on the fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund will be covered by (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any) or (2) holding a put option on the same security as the option written where the exercise price of the

30

written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

A Fund may trade put and call options on securities, securities indices and currencies, as the Fund’s Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

31

Risks associated with options transactions include (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (3) there may not be a liquid secondary market for options, and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Hybrid Instruments

Each Fund and certain of the underlying ETPs may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. Each Fund and the underlying ETPs may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Funds have the right to receive

32

periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares Sunrise Global Multi-Strategy ETF and AdvisorShares YieldPro ETF may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“restricted securities”), as long as none of the Funds invests more than 15% of its net assets in illiquid securities. The AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares STAR Global Buy-Write ETF and AdvisorShares Wilshire Buyback ETF may hold illiquid securities, including restricted securities, as long as none of the Funds holds more than 15% of its net assets in illiquid securities. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by a Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when its Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the

33

sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, a Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when a Fund invests in a BDC, the Fund’s Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not

34

included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

Each Fund may invest in index-based ETFs as well as ETFs that are actively managed.

Each Fund and certain of the underlying ETPs may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by a Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by a Fund will exist. A Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While a Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While a Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. A Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the respective Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

35

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower, (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral, (iii) the Fund must be able to terminate the loan on demand, (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian), and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Funds’ securities lending arrangements are subject to Board approval. In addition, to the extent a Fund engages in securities lending, the Board has adopted procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Loan Participations and Assignments

Senior Loans. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates that float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in Senior Loans that are not secured by any collateral. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF generally invests in loans that may be in the form of participations and assignments. When investing in loan participations, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because the AdvisorShares Pacific Asset Enhanced Floating Rate ETF typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior

36

Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR is 1.00% and the borrower is paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has direct recourse against the borrower, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Sub-Advisor will also monitor these aspects of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s investments and, where the AdvisorShares Pacific Asset Enhanced Floating Rate ETF owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF were determined to be subject to the claims of the agent’s general creditors, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

37

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a AdvisorShares Pacific Asset Enhanced Floating Rate ETF to invest assets at lower yields.

Although Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s NAV than if that value were based on available market quotations, and could result in significant variations in the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest. If a secondary market exists for certain of the Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a AdvisorShares Pacific Asset Enhanced Floating Rate ETF may be adversely affected.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has obligated itself to make to the borrower, but that the borrower has not yet requested.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment

38

penalty fees. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are predetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a fund’s NAV as a result of changes in interest rates. As a result, as short-term interest rates increase, interest payable to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF from its investments in Senior Loans should decrease. The amount of time required to pass before the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

The participation interest and assignments in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF intends to invest may not be rated by any nationally recognized rating service. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will rely on the Sub-Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the AdvisorShares Pacific Asset Enhanced Floating Rate ETF.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders.

If the AdvisorShares Pacific Asset Enhanced Floating Rate ETF purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the AdvisorShares

39

Pacific Asset Enhanced Floating Rate ETF’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of success or a recovery in excess of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s expenditures.

Some funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry. For purposes of these limits, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF generally will treat the borrower as the “issuer” of indebtedness held by the AdvisorShares Pacific Asset Enhanced Floating Rate ETF. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the borrower, if the participation does not shift to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF the direct debtor-creditor relationship with the borrower, current SEC interpretations require the AdvisorShares Pacific Asset Enhanced Floating Rate ETF to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Junior Loans. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may purchase Junior Loan interests either in the form of an assignment or a loan participation.

Pooled Investment Vehicles

Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the

40

management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The Funds may invest in certain ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover [To Be Updated]

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher a Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because a Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which a Fund invests, since such contracts generally have a remaining maturity of less than one year.

The AdvisorShares EquityPro ETF reported a portfolio turnover rate of 21% in 2014 and 349% in 2015. The increase in portfolio turnover occurred after a change of the individual portfolio managers as well as specific market conditions that signaled the portfolio managers to make changes per the Investment Strategy of the Fund.

The AdvisorShares Global Echo ETF had a portfolio turnover rate of 157% in 2014 and 68% in 2015. The decrease in the portfolio turnover rate of the Fund is a reflection of the underlying market conditions. With somewhat less volatile overall corporate earnings and stock prices than the prior year, the managers turnover somewhat less of the portfolio.

The AdvisorShares Madrona International ETF reported a portfolio turnover rate of 182% in 2014 and 85% in 2015. As this Fund holds primarily ADRs, the large portfolio turnover in fiscal year 2014 was a result of large fluctuations in both ADR volume and analysts’ growth and earnings estimates of the underlying securities. Turnover in fiscal year 2015 is believed to be more of a normal level.

The AdvisorShares Meidell Tactical Advantage ETF reported a portfolio turnover rate of 687% in 2014 and 434% in 2015. The Fund’s lower turnover rate in 2015 was a function of the market’s ability to stay in trend for a long period of time as compared to 2014. The adaptive strategy used by the Fund may increase or decrease the portfolio’s turnover rate depending on the market’s ability to stay in trend.

The AdvisorShares Newfleet Multi-Sector Income ETF had a portfolio turnover rate of 85% in 2014 and 49% in 2015. The decrease in the portfolio turnover rate of the Fund is largely due to low volatility in the high quality bond market and to the growth in age and size of the Fund. The portfolio managers are usually

41

long term holders of bonds.  The portfolio turnover rate will vary in response to changing interest rates and market conditions.

The AdvisorShares STAR Global Buy-Write ETF had a portfolio turnover rate of 166% in 2014 and 45% in 2015. The decrease in the portfolio turnover rate of the Fund is caused by a lower level of volatility in the market and longer-continuing trends than in the prior year. The portfolio turnover rate will vary in response to changing market conditions and tactical opportunities.

The AdvisorShares Wilshire Buyback ETF had a portfolio turnover rate of 7% in 2014 and 52% in 2015. The increase in the portfolio turnover rate of the Fund is caused by the Fund's investment methodology which called for a higher level of holdings changes based on the characteristics of those individual holdings.

Real Estate Investment Trusts (REITs)

Each Fund and certain of the underlying ETPs may, and the AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares QAM Equity Hedge ETF, and AdvisorShares STAR Global Buy-Write ETF intend to, invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Repurchase Agreements

Each Fund and certain of the underlying ETPs may enter into repurchase agreements with financial institutions, which may be deemed to be loans. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the applicable Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest

42

earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund’s net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Each Fund and certain of the underlying ETPs may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, none of the Funds expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33⅓% of its assets. Reverse repurchase agreements involve sales of portfolio assets by a Fund concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to that Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

Each Fund and certain of the underlying ETPs may, and the Ranger Equity Bear ETF intends to, engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Funds may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover the Fund’s short position. A Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

43

Swap Agreements

Each Fund and certain of the underlying ETPs may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. The Funds will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net

44

amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

Each Fund and certain underlying ETPs may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. Government Securities

Each Fund and certain of the underlying ETPs may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less, U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by

45

Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired — Fannie Mae’s bailout is now capped at $125 billion and Freddie Mac has a limit of $149 billion. In August 2013, President Obama announced his proposal to shut down Freddie Mac and Fannie Mae as part of a plan to overhaul the U.S.’s mortgage finance system.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Sub-Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

46

When-Issued, Delayed-Delivery and Forward Commitment Securities

Each Fund and certain of the underlying ETPs, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Zero Coupon Bonds

Each Fund and certain of the underlying ETPs may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Cybersecurity

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Advisor and Sub-Advisors) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Advisor, a Sub-Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely

47

affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Advisor has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Funds

The investment limitations listed below are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF and AdvisorShares YieldPro ETF may not:

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

48

Each of the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF , AdvisorShares Ranger Equity Bear ETF and AdvisorShares Wilshire Buyback ETF , may not:

3.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts..

Each Fund may not:

4.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

5.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. A Fund will not invest 25% or more of its total assets in any investment company that so concentrates.*

6.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.**

7.	Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

8.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

9.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

** Without limiting the foregoing, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law.

49

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Sage Core Reserves ETF, and AdvisorShares YieldPro ETF may not:

1.	Purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares STAR Global Buy-Write ETF, and AdvisorShares Wilshire Buyback ETF may not:

2.	Purchase illiquid securities.

The AdvisorShares Ranger Equity Bear ETF may not:

3.	Purchase or borrow illiquid securities or securities registered pursuant to Rule 144A under the Securities Act.

4.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short positions in equity securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares Dorsey Wright ADR ETF may not:

5.	Change its investment strategy to invest, under normal circumstances, at least 80% of its total assets in ADRs and securities that have economic characteristics similar to ADRs without providing 60 days’ prior notice to shareholders.

The AdvisorShares Peritus High Yield ETF may not:

6.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares EquityPro ETF may not:

7.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares Sage Core Reserves ETF may not:

8.	Invest in other investment company securities in reliance on Section 12(d)(1)F) or Section 12(d)(1)(G) of the 1940 Act.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may not:

50

9.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares Madrona Global Bond ETF may not:

10.	Change its investment strategy to invest, under normal circumstances, in exchange-traded products such that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in bonds without providing 60 days’ prior notice to shareholders.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund’s Prospectus.

Shares of the Funds are listed and traded on the Exchange. The shares of a Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

51

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, a Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisors, Advisor, and Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Commissions. The Funds paid the following amounts in brokerage commissions for the periods indicated below:

Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During Fiscal Years Ended June 30
		2016	2015	2014
AdvisorShares Athena High Dividend ETF	7/29/2014		$28,276	*
AdvisorShares Dorsey Wright ADR ETF	7/20/2010		$8,549	$4,309
AdvisorShares EquityPro ETF	7/10/2012		$25,624	$486
AdvisorShares Global Echo ETF	5/23/2012		$3,440	$6,516
AdvisorShares Madrona Domestic ETF	6/20/2011		$5,996	$3,768

52

AdvisorShares Madrona Global Bond ETF	6/20/2011	$4,459	$2,210
AdvisorShares Madrona International ETF	6/20/2011	$37,949	$54,141
AdvisorShares Market Adaptive Unconstrained Income ETF	7/8/2014	$3,772	*
AdvisorShares Meidell Tactical Advantage ETF	6/22/2011	$12,094	$16,707
AdvisorShares Morgan Creek Global Tactical ETF	10/25/2010	$59,652	$54,950
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/2013	$0	$0
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15	$0	*
AdvisorShares Peritus High Yield ETF	11/30/2010	$481,512	$12
AdvisorShares QAM Equity Hedge ETF	8/7/2012	$4,638	$5,572
AdvisorShares Ranger Equity Bear ETF	1/26/2011	$681,732	$814,275
AdvisorShares Sage Core Reserves ETF	1/14/2014	$1,236	$528
AdvisorShares STAR Global Buy-Write ETF	9/17/2012	$22,177	$42,750

AdvisorShares Wilshire Buyback ETF	10/4/2011	$56,167	$15,002
AdvisorShares YieldPro ETF	3/4/2014	$158,513	$24,952

* Not in operation during the period.

Differences from year to year in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, a Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, a Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a sub-advisor may cause a fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the sub-advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent a Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

53

The Sub-Advisors will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that a Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. A Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to a Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases, a Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Directed Brokerage. For the fiscal year ended June 30, 2016, the Funds listed below paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Advisors.

Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
AdvisorShares Dorsey Wright ADR ETF	[ ]	[ ]
AdvisorShares Ranger Equity Bear ETF	[ ]	[ ]

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those trustees who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

[For the fiscal year ended June 30, 2016, the Funds did not pay brokerage commissions to affiliated brokers.]

54

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which a Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.

As of June 30, 2016, the AdvisorShares Madrona Domestic ETF held securities of Bank of America Securities LLC, Bank of New York Mellon Corp., Goldman Sachs & Co. and Morgan Stanley & Co., Inc. valued at $[   ], $[   ], $ [   ] and $[   ], respectively. The AdvisorShares Madrona International ETF held securities of BNP Paribas and Credit Suisse (USA) LLC valued at $[   ] and $[   ], respectively. The AdvisorShares Newfleet Multi-Sector Income ETF held securities of Bank of America Securities LLC, Bank of New York Mellon Corp. Credit Suisse Securities (USA) LLC, Goldman Sachs & Co., Jefferies Group LLC and Morgan Stanley & Co., Inc. valued at $[   ], $[   ], $[   ], $[   ], $[   ] and $[   ], respectively. The AdvisorShares Sage Core Reserves ETF held securities of Bank of America Securities LLC, Bank of New York Mellon Corp., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co., Morgan Stanley & Co., Inc., Nomura Securities International Inc. and Royal Bank of Canada valued at $[   ], $[   ], $[   ], $[   ], $[   ], $[   ], and $[   ] respectively. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF held securities of Jefferies Group LLC valued at $[   ].

MANAGEMENT OF THE TRUST

Board of Trustees

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, each Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to a Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Advisor is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance

55

Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and the Sub-Advisors and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and each Sub-Advisory Agreement with the Advisor and each Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisors to review such services. Among other things, the Board regularly considers the Advisor’s and each Sub-Advisor’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or a Sub-Advisor’s use of higher-risk financial instruments in managing a Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and each Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC, are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisors, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Advisor, Sub-Advisors, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management

56

functions are carried out may differ from that of a Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009-present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	25	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	25	None
William G. McVay 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007-present).	25	None

57

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009-present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013-present); Chief Compliance Officer of the Trust (2009-2013); Executive Vice President of AdvisorShares Investments, LLC (2008-2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013

Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013-present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011-present); Director of Cipperman Compliance Services (2008-2011).

			N/A	N/A

•	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship, (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence, (iii) serving as a channel of communication between the independent registered public accounting firm and the Board, (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports, (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements, (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the

58

independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls, (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and (viii) other audit related matters. The Audit Committee met [5] times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds and their shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and all series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of September 30, 2016, the Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. [TO BE UPDATED]

Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
Interested Trustee
Noah Hamman	AdvisorShares Athena High Dividend ETF	[$1-$10,000]	[Over $100,000]
	AdvisorShares Dorsey Wright ADR ETF	[$1-$10,000]
	AdvisorShares EquityPro ETF	[$1-$10,000]
	AdvisorShares Global Echo ETF	[$1-$10,000]
	AdvisorShares Madrona Domestic ETF	[$1-$10,000]
	AdvisorShares Madrona Global Bond ETF	[$1-$10,000]

59

Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
	AdvisorShares Madrona International ETF	[$1-$10,000]
	AdvisorShares Meidell Tactical Advantage ETF	[$10,001-$50,000]
	AdvisorShares Morgan Creek Global Tactical ETF	[$1-$10,000]
	AdvisorShares Newfleet Multi-Sector Income ETF	[$1-$10,000]
	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	[$1-$10,000]
	AdvisorShares Peritus High Yield ETF	[$1-$10,000]
	AdvisorShares QAM Equity Hedge ETF	[$10,001-$50,000]
	AdvisorShares Ranger Equity Bear ETF	[$10,001-$50,000]
	AdvisorShares Sage Core Reserves ETF	[$1-$10,000]
	AdvisorShares STAR Global Buy-Write ETF	[$1-$10,000]
	AdvisorShares Sunrise Global Multi-Strategy ETF	[$1-$10,000]
	AdvisorShares Wilshire Buyback ETF	[$1-$10,000]
AdvisorShares Dorsey Wright ADR ETF
	AdvisorShares YieldPro ETF	[$1-$10,000]
Independent Trustees
Elizabeth (Betsy) Piper/Bach	AdvisorShares Dorsey Wright ADR ETF	[$1-$10,000]	[$1-$10,000]
	AdvisorShares Wilshire Buyback ETF	[$1-$10,000]
William G. McVay	AdvisorShares Madrona Domestic ETF	[$1-$10,000]	[$1-$10,000]

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2016.

60

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$32,500	N/A	N/A	$32,500
William G. McVay	$32,500	N/A	N/A	$32,500

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of September 30, 2016, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of each Fund is set forth in the table below:

ADVISORSHARES ATHENA HIGH DIVIDEND ETF

DTC Participant	Percentage Owned

ADVISORSHARES DORSEY WRIGHT ADR ETF

DTC Participant	Percentage Owned

ADVISORSHARES EQUITYPRO ETF

DTC Participant	Percentage Owned

61

ADVISORSHARES GLOBAL ECHO ETF

DTC Participant	Percentage Owned

ADVISORSHARES MADRONA DOMESTIC ETF

DTC Participant	Percentage Owned

ADVISORSHARES MADRONA GLOBAL BOND ETF

DTC Participant	Percentage Owned

ADVISORSHARES MADRONA INTERNATIONAL ETF

DTC Participant	Percentage Owned

ADVISORSHARES MARKET ADAPTIVE UNCONSTRAINED INCOME ETF

DTC Participant	Percentage Owned

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF

DTC Participant	Percentage Owned

62

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF

DTC Participant	Percentage Owned

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

DTC Participant	Percentage Owned

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF

DTC Participant	Percentage Owned

ADVISORSHARES PERITUS HIGH YIELD ETF

DTC Participant	Percentage Owned

ADVISORSHARES QAM EQUITY HEDGE ETF

DTC Participant	Percentage Owned

63

ADVISORSHARES RANGER EQUITY BEAR ETF

DTC Participant	Percentage Owned

ADVISORSHARES SAGE CORE RESERVES ETF

DTC Participant	Percentage Owned

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

DTC Participant	Percentage Owned

ADVISORSHARES WILSHIRE BUYBACK ETF

DTC Participant	Percentage Owned

%

ADVISORSHARES YIELDPRO ETF

DTC Participant	Percentage Owned

64

Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Sub-Advisors has each adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to its Sub-Advisor. The Sub-Advisors will vote such proxies in accordance with their respective proxy policies and procedures, each of which is included in Appendix B to this SAI. The Board will periodically review each Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Funds, the Advisor oversees the investment and the reinvestment of the assets of each Fund by its Sub-Advisor, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund’s operating expenses as described in each Fund’s Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such

65

approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rates listed below based on the average daily net assets of the Funds. With respect to each Fund (except AdvisorShares Global Echo ETF), the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding the Maximum Annual Operating Expense Limit (listed below) of each Fund’s average daily net assets for at least a year from the date of the applicable Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between a Fund’s total annual operating expenses and the Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Fund	Advisory Fee as a % of Average Daily Net Assets		Maximum Annual Operating Expense Limit
AdvisorShares Athena High Dividend ETF	0.80%		0.99%
AdvisorShares Dorsey Wright ADR ETF	0.75%		1.25%
AdvisorShares EquityPro ETF	0.80%		1.25%
AdvisorShares Global Echo ETF	1.10%		-
AdvisorShares Madrona Domestic ETF	0.80%		1.25%
AdvisorShares Madrona Global Bond ETF	0.50%		0.95%
AdvisorShares Madrona International ETF	0.80%		1.25%
AdvisorShares Market Adaptive Unconstrained Income ETF	0.90%		0.99%
AdvisorShares Meidell Tactical Advantage ETF	1.20%		1.35%
AdvisorShares Morgan Creek Global Tactical ETF	Fee	Assets Under Management	1.25%
	0.90%	First $250,000,000
	0.80%	Next $750,000,000
	0.70%	Next $4,000,000,000
	0.60%	Over $5,000,000,000
AdvisorShares Newfleet Multi-Sector Income ETF	0.65%		0.75%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	0.95%		1.10%
AdvisorShares Peritus High Yield ETF	1.10%		1.35%
AdvisorShares QAM Equity Hedge ETF	1.00%		1.50%
AdvisorShares Ranger Equity Bear ETF	1.50%		1.85%
AdvisorShares Sage Core Reserves ETF	0.30%		0.35%

66

Fund	Advisory Fee as a % of Average Daily Net Assets	Maximum Annual Operating Expense Limit

AdvisorShares STAR Global Buy-Write ETF	1.35%	1.85%
AdvisorShares Wilshire Buyback ETF	0.90%	0.90%
AdvisorShares YieldPro ETF	0.80%	1.25%

As part of its investment advisory agreement with the Trust with respect to the AdvisorShares Global Echo ETF, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of the Independent Trustees (including any counsel fees), and extraordinary expenses.

67

The Funds paid the following advisory fees to the Advisor for the periods indicated below:

		Aggregate Advisory Fees			Advisory Fees Reimbursed and/or Recaptured			Net Advisory Fees Paid
Fund	Fund
	Inception	2016	2015	2014	2016	2015	2014	2016	2015	2014
	Date
AdvisorShares Athena High Dividend ETF	7/29/14		$88,080			$79,776			$8,304	--
AdvisorShares Dorsey Wright ADR ETF	7/20/10		$111,297	$72,902		$55,807	$(40,767)		$55,490	$32,135
AdvisorShares EquityPro ETF	7/10/12		$203,974	$81,891		$30,452	$(67,622)		$173,522	$14,269
AdvisorShares Global Echo ETF	5/23/12		$77,169	$79,413		--	--		$77,169	$79,413
AdvisorShares Madrona Domestic ETF	6/20/11		$238,035	$173,897		$35,654	$(35,931)		$202,381	$137,966
AdvisorShares Madrona Global Bond ETF	6/20/11		$135,687	$113,618		$11,721	$(27,899)		$123,966	$85,719
AdvisorShares Madrona International ETF	6/20/11		$146,608	$142,853		$79,853	$(54,221)		$66,755	$88,632
AdvisorShares Market Adaptive Unconstrained Income ETF	7/8/14		$31,204	--		$31,204	--		--	--
AdvisorShares Meidell Tactical Advantage ETF	6/22/11		$193,668	$166,231		$103,519	$(106,095)		90,149	$60,136
AdvisorShares Morgan Creek Global Tactical ETF	10/25/10		$159,072	$388,987		$159,072	--		--	$388,987
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/13		$1,216,397	$677,239		$139,832	$(88,416)		$1,076,565	$588,823
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15		$90,675	--		$30,047	--		$60,628	--
AdvisorShares Peritus High Yield ETF	11/30/10		$6,609,619	$6,444,636		--	--		$6,609,619	$6,444,636
AdvisorShares QAM Equity Hedge ETF	8/7/12		$75,366	$67,404		$75,366	$(65,019)		--	$2,385
AdvisorShares Ranger Equity Bear ETF	1/26/11		$2,239,492	$2,523,254		--	--		$2,239,492	$2,523,254
AdvisorShares Sage Core Reserves ETF	1/14/14		$109,224	$46,035		$109,224	$(46,035)		--	--
AdvisorShares STAR Global Buy-Write ETF	9/17/12		$359,275	$326,907		$4,976	--		$354,299	$326,907
AdvisorShares Wilshire Buyback ETF	10/4/11		$1,787,781	$913,283		$211,220	$(159,385)		$1,576,561	$753,898
AdvisorShares YieldPro ETF	3/4/14		$461,572	$146,172		--	--		$461,572	$146,172

68

The Sub-Advisors and the Sub-Advisory Agreements

Under separate Sub-Advisory Agreements (collectively, the “Sub-Advisory Agreements”), each Sub-Advisor listed below serves as the investment sub-advisor to its respective Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After an initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Sub-Advisory Fees Paid to the Sub-Advisors. For its services under the Sub-Advisory Agreement, each Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2016	2015	2014
AdvisorShares Athena High Dividend ETF	7/29/14	AthenaInvest Advisors LLC	0.40%			$0	(1)
AdvisorShares Dorsey Wright ADR ETF	7/20/10	Dorsey, Wright & Associates, LLC	0.25%		(2)	$74,198(2)	$48,602(2)
AdvisorShares EquityPro ETF	7/10/12	The Elements Financial Group, LLC	0.50%			$104,467(3)	$37,939
AdvisorShares Global Echo ETF	5/23/12	Reynders, McVeigh Capital Management, LLC	0.25%			$6,101	$5,060
		Baldwin Brothers Inc.	0.25%			$8,862	$4,842
		Community Capital Management, Inc.	0.25%			$5,364	$3,964

69

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2016	2015	2014
AdvisorShares Madrona Domestic ETF	6/20/11	Madrona Funds, LLC	0.40%			$83,365	$51,018
AdvisorShares Madrona Global Bond ETF	6/20/11	Madrona Funds, LLC	0.25%			$56,123	$28,910
AdvisorShares Madrona International ETF	6/20/11	Madrona Funds, LLC	0.40%			$0	$17,206
AdvisorShares Market Adaptive Unconstrained Income ETF	7/8/14	American Wealth Management	0.45%		(5)	$0 (5)	(1), (5)
AdvisorShares Meidell Tactical Advantage ETF	6/22/11	American Wealth Management	0.70%			$9,454	$0
AdvisorShares Morgan Creek Global Tactical ETF	10/25/10	Morgan Creek Capital Management, LLC	0.50%	First $250 million		$11,032(4)	$196,666(4)
			0.4444%	Next $750 million
			0.3889%	Next $4 billion
			0.3333%	Excess of $5 billion
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/13	Newfleet Asset Management, LLC	0.25%			$467,846	$260,476
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15	Pacific Asset Management	0.60%			$27,222	(1)
AdvisorShares Peritus High Yield ETF	11/30/10	Peritus I Asset Management, LLC	0.75%			$4,506,492	$4,403,677
AdvisorShares QAM Equity Hedge ETF	8/7/12	Commerce Asset Management, LLC	0.55%	First $250 million		$0	$0
			0.60%	Excess of $250 million

70

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2016	2015	2014
AdvisorShares Ranger Equity Bear ETF	1/26/11	Ranger Alternative Management, L.P.	1.00%			$1,571,882	$1,693,209
AdvisorShares Sage Core Reserves ETF	1/14/14	Sage Advisory Services, Ltd. Co.	0.15%			$0	$0
AdvisorShares STAR Global Buy-Write ETF	9/17/12	Partnervest Advisory Services LLC	0.85%			$221,234	$219,452
AdvisorShares Wilshire Buyback ETF	10/4/11	Wilshire Associates Incorporated	0.55%		(6)	$944,517(6)	$431,020(6)
AdvisorShares YieldPro ETF	3/4/14	The Elements Financial Group, LLC	0.50%			$234,979(3)	$74,219

(1) Not in operation for the period indicated.

(2) The fees reflected represent the sub-advisory fees paid to WCM Investment Management, the Fund’s former investment sub-advisor, through [          ], 2016.

(3) Effective May 18, 2015, the sub-advisory fee paid to The Elements Financial Group, LLC was increased from 0.40% to 0.50%.

(4) The fees reflected represent the sub-advisory fees paid to Cambria Investment Management, Inc., the Fund’s former investment sub-advisor, through July 27, 2014.

(5) The fees reflected represent the sub-advisory fees paid to Sunrise Capital Partners LLC, the Fund’s former investment sub-advisor, through October 31, 2015.

(6) The fees reflected represent the sub-advisory fees paid to TrimTabs Asset Management, LLC, the Fund’s former investment sub-advisor, through June 30, 2016.

71

With respect to the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Wilshire Buyback ETF, and AdvisorShares YieldPro ETF, the Advisor, pursuant to an exemptive order and subject to certain conditions, including Board approval, may terminate an existing unaffiliated sub-advisor and/or hire one or more new unaffiliated sub-advisors for a Fund, materially amend the terms of an agreement with an unaffiliated sub-advisor, or continue the employment of an unaffiliated sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire, terminate, and replace a sub-advisor when the Board and the Advisor feel that a change would benefit a Fund. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. This “manager of managers” arrangement enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by a Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Advisor will require shareholder approval. With respect to the [AdvisorShares Dorsey Wright ADR ETF,] AdvisorShares Peritus High Yield ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, and AdvisorShares Ranger Equity Bear ETF, approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. The tables reflecting the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund they sub-advise use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The portfolio managers do not receive any compensation directly from the Funds.

•	AthenaInvest Advisors, LLC – AdvisorShares Athena High Dividend ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio manager a salary plus a discretionary bonus, which is based on the overall profitability of the Sub-Advisor. In addition, to the extent that the portfolio manager is a partner in the Sub-Advisor, he is potentially entitled to an additional share of the Sub-Advisor’s profits in any given calendar year.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of June 30, 2016.

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows: [Portfolio Manager information to be updated/confirmed.]

72

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
C. Thomas Howard	[2]	[$16.5]	[2]	[$19.4]	[2,329]	[$257.3]

•	Dorsey, Wright & Associates, LLC – AdvisorShares Dorsey Wright ADR ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays the portfolio manager a salary plus a discretionary bonus, which is based on the performance of the portfolio manager, Sub-Advisor and its parent company.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of June 30, 2016.

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John G. Lewis	0	$0	0	$0	485	$190

•	The Elements Financial Group, LLC - AdvisorShares EquityPro ETF and AdvisorShares YieldPro ETF

Portfolio Manager Compensation. Each portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives his compensation in the form of net revenue sharing based on the advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. Each portfolio manager’s overall compensation is tied to the profitability of the Sub-Advisor.

The portfolio manager does not receive any compensation directly from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the AdvisorShares EquityPro ETF*	Dollar Range of Shares Owned in the AdvisorShares YieldPro ETF*
Robert D. Baker	[None]	[None]
Philip A. Voelker	[None]	[None]

* Information provided as of June 30, 2016.

73

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert D. Baker	[2]	[$56]	[0]	[$0]	[724]	[$601.6]
Philip A. Voelker	[2]	[$56]	[0]	[$0]	[724]	[$601.6]

•	Reynders, McVeigh Capital Management, LLC, Baldwin Brothers Inc. and Community Capital Management Inc. – AdvisorShares Global Echo ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisors and do not receive any compensation directly from the Fund or the Advisor.

Reynders, McVeigh Capital Management, LLC. Messrs. Reynders and McVeigh receive fixed salaries. Employees are eligible to receive an annual bonus at the discretion of management based on individual and firm performance. In addition, as equal owners of the Sub-Advisor, Messrs. Reynders and McVeigh participate in the overall profits of the firm.

Baldwin Brothers Inc. Mr. Adam Seitchik has a fee sharing agreement with the Sub-Advisor and their compensation is determined by the advisory fee revenue generated by the firm’s Highwater Global investment strategy assets under management. Thus, Mr. Seitchik’s compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders. Mr. Seitchik may also earn a bonus each year based on the profitability of the Sub-Advisor.

Community Capital Management, Inc. Messrs. Gilfarb and Kaufman are paid fixed salaries, and Ms. Egan is paid a base salary with increases dependent upon increases in the Sub-Advisor’s assets under management. Each portfolio manager is eligible for an annual bonus at the Sub-Advisor’s discretion which is based upon the overall profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Reynders, McVeigh Capital Management, LLC
Charlton Reynders	[$10,001 - $50,000]
Patrick McVeigh	[$100,001 - $200,000]
Community Capital Management
Julie Egan	[None]
Elliot Gilfarb	[None]
Andy Kaufman	[ ]
Baldwin Brothers, Inc.
Adam Seitchik	None

* Information provided as of June 30, 2016.

74

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Reynders, McVeigh Capital Management, LLC
Charlton Reynders	[1]	[$2.76]	[0]	[$0]	[974]	[$1,042]
Patrick McVeigh	[1]	[$2.76]	[0]	[$0]	[974]	[$1,042]
Community Capital Management
Julie Egan	[2]	[$1,682.5]	[1]	[$24.4]	[16]	[$317.9]
Elliot Gilfarb	[3]	[$1,713.5]	[1]	[$24.4]	[16]	[$317.9]
Andy Kaufman
Baldwin Brothers Inc.
Adam Seitchik	[0]	[$0]	[3]	[$44]	[7]	[$2]

•	Madrona Funds, LLC – AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF and AdvisorShares Madrona International ETF

Portfolio Manager Compensation. The portfolio managers are compensated by Madrona Funds, LLC. The portfolio managers are among the employees of Bauer Evans, Inc. P.S. and Madrona Financial Services, LLC who, all together, hold a 100% equity interest in the business.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned In AdvisorShares Madrona Domestic ETF*	Dollar Range of Shares Owned In AdvisorShares Madrona Global Bond ETF*	Dollar Range of Shares Owned In AdvisorShares Madrona International ETF*
Brian K. Evans	[$10,001 - $50,000]	[$10,001 - $50,000]	[$10,001 - $50,000]
Robert W. Bauer	[None]	[None]	[None]
Kristi R. Henderson	[$1 - $10,000]	[$1 - $10,000]	[None]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian K. Evans	[3]	[$79]	[0]	[$0]	[825]	[$144]

75

Robert W. Bauer	[3]	[$79]	[0]	[$0]	[0]	[$0]
Kristi R. Henderson	[3]	[$79]	[0]	[$0]	[0]	[$0]

•	American Wealth Management – AdvisorShares Market Adaptive Unconstrained Income ETF and AdvisorShares Meidell Tactical Advantage ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the AdvisorShares Market Adaptive Unconstrained Income ETF*	Dollar Range of Shares Owned in the AdvisorShares Meidell Tactical Advantage ETF
Laif Meidell	[ ]	[$100,001 - $500,000]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Laif Meidell	0	$0	0	$0	870	$250.2

•	Morgan Creek Capital Management, LLC – AdvisorShares Morgan Creek Global Tactical ETF

Portfolio Manager Compensation. The portfolio manager is compensated directly by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager owns a majority equity interest in the Sub-Advisor and his compensation is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders.

76

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Mark W. Yusko	[None]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Mark W. Yusko	[7]	[$1.1]	[32]	[$1.7]	[12]	[$1.3]

•	Newfleet Asset Management, LLC – AdvisorShares Newfleet Multi-Sector Income ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Virtus Investment Partners, Inc. and certain of its affiliated investment management firms, including Newfleet Asset Management, LLC (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

The following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third-party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Fund managed is generally measured over one, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it

77

has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David L. Albrycht	[18]	[$10,877]	[1]	[$22]	[0]	[$0]
Jonathan R. Stanley	[3]	[$355]	[0]	[$0]	[0]	[$0]
Christopher J. Kelleher	[4]	[$556]	[0]	[$0]	[6]	[$220]

•	AdvisorShares Pacific Asset Enhanced Floating Rate ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Bob Boyd	[$10,001 - $50,000]
Michael Marzouk	[None]

* Information provided is as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Boyd	3	$1,349,756,699	0	$0	0	$0
Michael Marzouk	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

78

•	Peritus Asset Management, LLC - AdvisorShares Peritus High Yield ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Ron Heller	[None]
Tim Gramatovich	[None]
Dave Flaherty	[$10,001 - $50,000]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tim Gramatovich	[1]	[$ 376.0]	[0]	[$0]	[1]	[$ 21.5]
Ron Heller	[1]	[$ 376.0]	[0]	[$0]	[1]	[$ 21.5]
Dave Flaherty	[1]	[$ 376.0]	[0]	[$0]	[1]	[$ 21.5]

•	Commerce Asset Management, LLC – AdvisorShares QAM Equity Hedge ETF

Portfolio Manager Compensation. The portfolio manager is compensated by Commerce Holdings and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of a base salary. In addition, the portfolio manager may receive bonus compensation that is determined by the advisory revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor. As a shareholder of Commerce Holdings, Mr. Voldeng also receives compensation based on the profitability of Commerce Holdings and his ownership percentage.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Fund Shares*
Kurt Voldeng	[$100,001 - $500,000]

* Information provided as of June 30, 2016.

79

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kurt Voldeng	[1]	[$7]	[0]	[$0]	[1]	[$2]

•	Ranger Alternative Management, LP – AdvisorShares Ranger Equity Bear ETF

Portfolio Manager Compensation. The AdvisorShares Ranger Equity Bear ETF’s portfolio managers are equity participants of the Sub-Advisor and therefore receive distributions based on the Sub-Advisor’s profitability. Other than with respect to the distributions of profitability they receive pursuant to their equity participation in the Sub-Advisor, the portfolio managers do not receive a salary, bonus or other types of remuneration from the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
John Del Vecchio	[$1 - $10,000]
Brad H. Lamensdorf	[None]

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Del Vecchio	[1]	[$128.06]	[0]	[$0]	[0]	[$0]
Brad H. Lamensdorf	[1]	[$128.06]	[0]	[$0]	[0]	[$0]

•	Sage Advisory Services, Ltd. Co. – AdvisorShares Sage Core Reserves ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives. Since the portfolio managers are also principals of the Sub- Advisor, each receives partnership distributions in addition to his salary and discretionary bonus.

80

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Fund Shares*
Mark C. MacQueen	[$500,001 - $1,000,000]
Thomas H. Urano	[$50,001 - $100,000]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark C. MacQueen	[1]	[$47]	[13]	[$833]	[444]	[$8,510]
Thomas H. Urano	[1]	[$47]	[13]	[$833]	[444]	[$8,510]

•	Partnervest Advisory Services LLC – AdvisorShares STAR Global Buy-Write ETF

Portfolio Manager Compensation. The portfolio managers are compensated by Partnervest Advisory Services LLC and do not receive any compensation from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Kenneth R. Hyman	[$50,001 - $100,000]
David Young	[None]
Peter Van De Zilver	[None]

* Information provided as of June 30, 2016.

Other Accounts Managed by Portfolio Managers. As of June 30, 2016, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kenneth R. Hyman	[1]	[$26.60]	[0]	[$0]	[0]	[$0]
David Young	[1]	[$56.35]	[0]	[$0]	[597]	[$129.60]
Peter Van De Zilver	[1]	[$56.36]	[0]	[$0]	[597]	[$129.60]

81

•	Wilshire Associates Incorporated – AdvisorShares Wilshire Buyback ETF

Portfolio Manager Compensation. The portfolio managers are compensated directly by the Sub-Advisor and do not receive any compensation directly from the Fund or Adviser. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus.

Fund Shares Owned by Portfolio Managers. [As of June 30, 2016, the portfolio managers did not own any shares of the Fund.]

Other Accounts Managed by Portfolio Manager. [As of June 30, 2016, the portfolio managers were not responsible for the day-to-day management of other accounts.]

Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage. However, each Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-advisor manages are fairly and equitably allocated. Further, a Sub-Advisor’s authority to select and substitute Underlying ETFs from a variety of affiliated and unaffiliated ETFs may create a conflict of interest because the Sub-Adviser typically receive fees from the affiliated funds.

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Funds. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Funds’ Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Funds’ Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Funds. Pursuant to the Funds’ Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Funds.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of each Fund and 0.02% on the gross adjusted assets of each Fund exceeding $1 billion.

The following table shows the fees paid to the Administrator by each Fund for each of the indicated periods:

82

Fund	Fund Inception Date	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014

AdvisorShares Athena High Dividend ETF	7/29/2014		$2,752	*
AdvisorShares Dorsey Wright ADR ETF	7/20/2010		$3,710	$1,828
AdvisorShares Equity Pro ETF	7/10/2012		$6,374	$835
AdvisorShares Global Echo ETF	5/23/2012		$0	$0
AdvisorShares Madrona Domestic ETF	6/20/2011		$7,438	$4,534
AdvisorShares Madrona Global Bond ETF	6/20/2011		$6,784	$5,205
AdvisorShares Madrona International ETF	6/20/2011		$4,581	$3,840
AdvisorShares Market Adaptive Unconstrained Income ETF	7/8/2014		$520	*
AdvisorShares Meidell Tactical Advantage ETF	6/22/2011		$4,035	$2,427
AdvisorShares Morgan Creek Global Tactical ETF	10/25/2010		$4,419	$11,759
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/2013		$46,783	$18,330
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15		$2,386	*
AdvisorShares Peritus High Yield ETF	11/30/2010		$158,595	$76,794
AdvisorShares QAM Equity Hedge ETF	8/7/2012		$1,884	$1,156
AdvisorShares Ranger Equity Bear ETF	1/26/2011		$37,322	$44,968
AdvisorShares Sage Core Reserves ETF	1/14/2012		$9,102	$79
AdvisorShares STAR Global Buy-Write ETF	9/17/2012		$6,653	$5,019
AdvisorShares Wilshire Buyback ETF	10/4/2011		$45,144	$12,111
AdvisorShares YieldPro ETF	3/4/2014		$14,424	$0

* Not in operation for the period indicated.

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Funds. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Funds (the “Distribution Agreement”). The Distributor continually distributes shares of the Funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Advisor, any Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority

83

of the Independent Trustees, or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment”, as that term is defined in the 1940 Act.

Distribution Plan. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to, (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Funds will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund.

Costs and Expenses. Each Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

Payments to Broker-Dealers and Other Financial Intermediaries. The Advisor and Sub-Advisors (the “Advisor Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds and other series of the Trust. The Advisor Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of the Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other series of the Trust, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other series of the Trust. The Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETPs in general (“Publishing Costs”). In addition, the Advisor Entities make payments to Intermediaries that make shares of the Funds and certain other series of the Trust available to their clients, develop new products that feature the Advisor or otherwise promote the Funds and other series of the Trust. The Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Advisor’s business or facilitate investment in the Funds or other series of the Trust. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other series of the Trust over other investments. The same conflict of interest and financial

84

incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Advisor has contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Raymond James Financial Services (“RJFS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), RJFS and certain of its affiliates have agreed, among other things, to actively promote the Funds and other series of the Trust to customers and investment professionals and in advertising campaigns as the preferred ETF, to offer certain of the Funds and certain other series of the Trust in certain RJFS platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to the Advisor. The Advisor has agreed to facilitate the Marketing Program by, among other things, making certain payments to RJFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the Advisor will make additional payments to RJFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by RJFS during the wind-down period.

In addition, as of November 1, 2014, the Advisor is participating in a program offered by RJFS that will provide the Advisor with information about shareholder ownership of the Funds and assist with developing opportunities to provide shareholders with lower transaction costs. The Funds have agreed to reimburse the Advisor for a portion of its payments to participate in the program.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date of this SAI are not included in the list. Further, the Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. The Advisor Entities may determine to make such payments based on any number of metrics. For example, the Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more series of the Trust in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by the Advisor Entities in connection with the Funds and other series of the Trust will be immaterial to the Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds and/or other series of the Trust.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for a Fund’s shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also

85

available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

86

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of each Fund (except for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF) generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund (except the Ranger Equity Bear ETF). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund (except for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF) changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor to the Fund with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Funds.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the

87

estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. Unlike each of the other Funds, Creation Units of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF are sold only for cash (“Cash Purchase Amount”). Creation Units are sold at the NAV per share next computed, plus a transaction fee, as described below.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book-Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 or more shares for the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, and AdvisorShares Peritus High Yield ETF, and 25,000 or more shares for the AdvisorShares Athena High Dividend ETF, AdvisorShares Dorsey Wright ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Wilshire Buyback ETF and AdvisorShares YieldPro ETF). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”) or for the AdvisorShares Global Echo ETF, AdvisorShares Market Adaptive Unconstrained Income ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Ranger Equity Bear ETF, and AdvisorShares YieldPro ETF, 3:00 p.m., Eastern Time, an hour earlier than Closing Time, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide

88

for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, including those placing order for Creation Units of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the AdvisorShares Ranger Equity Bear ETF, all purchases of which will be effected through a transfer of cash directly through DTC, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component or the Cash Purchase Amount, in the case of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the AdvisorShares Ranger Equity Bear ETF.

Placement of Creation Orders Using the Clearing Process (For All Funds Except AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process (For All Funds Except AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF). Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly

89

followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the particular Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of the Cash Component plus 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time or 3:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by Closing Time or 3:00 p.m., Eastern Time, as applicable, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if (a) the order is not in proper form, (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above, (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund, (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful, (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners, or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor,

90

the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

Each Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. For all Funds, except for the AdvisorShares Ranger Equity Bear ETF, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund

91

Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of the AdvisorShares Ranger Equity Bear ETF will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” The Trust reserves the right to offer an in-kind option for redemptions of Creation Units for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after Closing Time or 3:00 p.m., Eastern Time, as applicable, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date, (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”), and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m.,

92

Eastern Time, as applicable, on the Transmittal Date, but either (1) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for AdvisorShares Athena High Dividend ETF.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable, or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

93

Each Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Calculating Net Asset Value.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open.

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund’s Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, generally are also declared and paid once a year. A Fund may make distributions on a more frequent basis in order to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

The Funds may make additional distributions to the extent necessary (i) to distribute all ordinary taxable income of a Fund, plus any net capital gains, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for a Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may

94

require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund purchased in the secondary market.

Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the summaries in the Prospectuses. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the maters addressed herein. Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

Each Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below), and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders.

One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If a Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income

95

tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends-received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To re-qualify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” may include a net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, or certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Unused capital losses that are carried forward into tax years subsequent to the year of their realization are called “capital loss carryforwards”. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those capital loss carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses.

Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income, each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period generally ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. A Fund’s distribution of net investment income and net realized capital gains generally will be taxable to its shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional shares. If a Fund meets the Distribution Requirement but retains some or all of its taxable income or gains, it will be subject to a corporate tax on the income or gains retained. The Fund may designate certain retained amounts as undistributed net capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be

96

entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

A Fund may report some or all of its net investment income distributions to shareholders as qualified dividend income, which, for noncorporate shareholders, is generally eligible for taxation at reduced rates. The portion of distributions that a Fund reports as qualified dividend income is generally limited to the amount of qualified dividend income received by the Fund, but if 95% or more of a Fund’s gross income (exclusive of net capital gain from sales of stocks and securities) consists of qualified dividend income, all of the Fund’s net investment income distributions may be reported as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and other foreign corporations if the stock with respect to which the dividend income is paid is readily tradable on an established securities market in the United States). Dividends received by a Fund from an ETP taxable as a RIC may qualify in whole or in part as qualified dividend income under the same rules that apply to the Fund’s distributions. The investment strategies of certain Funds may limit their ability to distribute dividends eligible for treatment as qualified dividend income. In order for some portion of the dividends received by a Fund’s shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Internal Revenue Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. A Fund’s investment strategy may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

97

Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains, regardless of how long the shareholder has owned the shares.

Each Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

A distribution will reduce a Fund’s net asset value per share and may be taxable to you as ordinary income or capital gain, even though, from an investment standpoint, the distribution may constitute a return of capital.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions for a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made for the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund’s shares and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. After a shareholder’s basis in a Fund’s shares has been reduced to zero, distributions by that Fund in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Redemption of Shares

Sales, exchanges, and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the sale or redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to

98

the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Foreign Taxes

A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities. Any such taxes may reduce the return on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund’s investments in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of a Fund’s assets at taxable year-end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of a Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETPs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year, and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. No reduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. In the event a Fund makes an election described in the paragraph, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Investment in Certain ETPs and Certain Direct Fund Investments

Certain Funds may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income a Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. Certain Funds may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, a Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. Each Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of a Fund may be more than anticipated, a Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or a Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

Certain Funds may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds

99

whether or not any distributions are made from the ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Funds and certain of the ETPs in which certain Funds invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to a Fund or ETPs and/or defer a Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

With respect to any investments in zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though the Fund or ETP has not received any interest payments on such obligations during that period.

Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds and certain ETPs may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate as investments at a time when the investment advisor might not otherwise have chosen to do so.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital

100

gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by a Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to a Fund’s shareholders. These provisions also may require a Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund or ETP to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the Distribution Requirement for avoiding the excise tax discussed above.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders, (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Short Sales

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by a Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the

101

holding period of “substantially identical property” held by a Fund. Moreover, a Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Complex Securities

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Backup Withholding

In certain cases a Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number), (2) is subject to backup withholding by the IRS, (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable net investment income and short-term capital gains. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Distributions and redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code, and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable

102

intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized, by an Authorized Participant that does not mark-to-market its holdings, upon an exchange of securities for Creation Units may not be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may potentially cause amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. Any loss upon a redemption of Creation Units held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the person redeeming the Creation Units of long-term capital gain with respect to the Creation Units (including any amounts credited to that person as undistributed capital gains). Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to the RIC’s investments. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Fund, or ETPs in which the Fund invests, invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that: (a) is a taxable mortgage pool (“TMP”), (b) has a TMP subsidiary, or (c) invests in a residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their

103

tax advisors. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs, and a Fund or ETP may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as each Fund, are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in a Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third-parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisors, Distributor, or any affiliated person of the Funds, Advisor, Sub-Advisors, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following Business Day. Daily access to information concerning each Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers who are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Advisor, Sub-Advisors, and other service providers, such as the Administrator and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with each Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day

104

following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds’ Chief Compliance Officer, or a compliance manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, Advisor, Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures, the Codes of Ethics, and the protection of non-public information policies and procedures (collectively, the “Portfolio Holdings Governing Policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any Portfolio Holdings Governing Policies, and (3) considering whether to approve or ratify any amendment to any Portfolio Holdings Governing Policies. The Board and the Funds reserve the right to amend the Portfolio Holdings Governing Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Portfolio Holdings Governing Policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. Each Fund will vote separately on matters relating solely to that Fund. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s website at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

105

COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[   ], located at [   ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Funds and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended June 30, 2016, including notes thereto and the reports of [   ], independent registered public accounting firm are incorporated by reference into this SAI. Shareholders may obtain a copy of the Trust’s 2016 Annual Report to Shareholders free of charge by calling 877.843.3831 or visiting the Trust’s website at www.advisorshares.com.

106

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A-1

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

ATHENAINVEST ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

For its SMA business, AthenaInvest does not take any action or render any advice to customers with respect to the voting of proxies solicited by, or with respect to the issues of any securities held in customers’ accounts.

For pooled investments that require AthenaInvest to vote proxies, the following policies and procedures apply.

1.1	Objective

Our objective in voting proxy is to maximize the value of securities while still maintaining the security’s investment objective.

1.2	General Guidelines

To achieve and support AthenaInvest’s proxy voting objective, AthenaInvest adopts the following proxy voting guidelines:

•	AthenaInvest will vote proxies in line with the management of the firm.

1.1	Procedures

1.1.1.	Proxy Voting Committee (the “Committee”)

AthenaInvest forms a “Proxy Voting Committee” (the “Committee”). The Committee members are appointed by our CCO. The Committee is responsible for performing the following functions:

•	Reviewing and analyzing proxy proposals based on our proxy voting objective;
•	Determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy proposal;
•	Seeking for third party recommendations, if needed; and
•	Voting proxies.

B-1

The Committee keeps its meeting minutes. The Committee is responsible for maintaining all materials and reports reviewed and evaluated during the meeting for each proposal.

1.1	Proxy Voting Oversight

The Board of Directors is responsible for overseeing our proxy voting practice. In addition, the Board of Directors reviews and approves our proxy voting procedures and guidelines.

1.2	Disclose to Customers

At the time of opening an account and annually thereafter, AthenaInvest provides to the pooled investment how it can obtain information from AthenaInvest on how its securities were voted.

In addition, AthenaInvest provides AthenaInvest’s proxy voting policies and procedures to customers upon request.

Our CCO is responsible for:

•	Making certain that AthenaInvest’s Form ADV Part 2A, customer agreements and our public website contains information on how to obtain information on how customers’ securities were voted;
•	Providing information, at least annually, on how to obtain information on how customers’ were voted either by directly proving such information to customers and intermediaries; and
•	Supplying a copy of AthenaInvest’s proxy voting policies and procedures to customers and intermediaries, upon request, in a timely manner.

1.1	Books and Records

AthenaInvest maintains the following proxy voting related books and records:

•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement that AthenaInvest receives for which it has proxy voting authority;
•	A record of each vote cast on behalf of the pooled investment;
•	A copy of any document used or created by AthenaInvest or AthenaInvest Personnel that is material to making a decision how to vote proxies on behalf of the pooled investment or that memorializes the basis of that decision;
•	A copy of each written request for information on how AthenaInvest voted proxies on behalf of the pooled investment, and a copy of any written response by AthenaInvest to any request for information on how AthenaInvest voted proxies on behalf of the pooled investment.

AthenaInvest maintains and preserves in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate AthenaInvest office.

B-2

Dorsey, Wright & Associates LLC

PROXY VOTING AND SOLICITATION

PROXY VOTING

If a client account is subject to the Employee Retirement Security Act of 1974 ("ERISA"), decisions on voting of proxies for the securities in the portfolio will be made by Dorsey, Wright unless specifically reserved to the trustee of the client's account or a named fiduciary of the client's account.

If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by Dorsey, Wright unless the client otherwise specifically directs.

Harold B. Parker is the designated person responsible for monitoring corporate actions, making voting decisions, and for ensuring that proxies are submitted timely.

Sara F. Giegerich will periodically monitor the voting of the proxies and supervise the designated person.

The designated person should vote proxies in the best economic interest of the client. However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements.

Due to the nature of Dorsey Wright’s business, it is unlikely that it will have material conflicts of interest when voting client proxies. However conflicts could arise from time to time. For example, Dorsey Wright may own shares of a company that purchases research services from Dorsey, Wright.

Dorsey Wright has a duty to vote in the best interest of the client, and not in the interest of the firm. If a conflict arises Dorsey Wright can resolve the conflict including but not limited to:

☐ Documenting that votes were cast in the interest of the client

☐ For more material conflicts; obtaining the client's informed consent to vote a proxy in a specific manner

When seeking a client's consent when there is a conflict, Dorsey Wright must provide the client with sufficient information regarding the matter and the nature of the conflict to enable the client to make an informed decision.

There may be times when refraining from voting a proxy is in the client's best interest, such as when the cost of voting exceeds the expected benefit to the client. An example might be in casting a vote on a foreign security that may involve additional costs such as hiring an interpreter.

Dorsey, Wright will make the following client disclosure in Form ADV Part 2:

☐ How clients can obtain information from Dorsey Wright on how their securities were voted.

☐ Description of Dorsey Wright’s proxy voting policies. The description will be a concise summary of the policies stated herein.

☐ Disclosure that a copy of Dorsey Wright’s complete policy on voting proxies is available upon request.

If a client requests a copy of our complete proxy voting policy, we must supply it.

Proxy voting records that we must retain include, but are not limited to:

☐ Proxy voting policies contained herein

☐ Issuer's proxy statement (a sample) received regarding client securities

☐ Copies of actual votes casted on behalf of clients

B-3

☐ Records of written client requests for proxy voting information

☐ Written responses (if applicable) to client requests

☐ Research used in making the voting decision

☐ Any documents we prepare that are material to making a voting decision

☐ Any documents we prepare to memorialize the basis for a voting decision

Records of all proxy votes will be retained for a 5-year period. For the first 2 years these records must be retained at the Pasadena, CA office; the remaining 3 years, these records may be moved off site to storage.

PROXY SOLICITATION

Dorsey, Wright shall only furnish proxy voting advice where there is an existing business relationship and shall not solicit proxies from non-clients.

When providing proxy voting advice to clients, Dorsey Wright shall abide by the following conditions:

Dorsey, Wright will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of the firm in the matter;

Dorsey Wright shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof; and

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Dorsey, Wright shall not communicate with the press concerning a proxy.

Deviations from these policies may require Dorsey, Wright to comply with SEC Proxy Registration Rules.

B-4

The Elements Financial Group, LLC (“TEG”)

PROXY VOTING POLICIES AND PROCEDURES

For pooled accounts (mutual fund sub-advisory accounts), as a matter of policy and as a fiduciary, TEG has responsibility for voting proxies for such accounts. TEG shall vote proxies for all mutual fund accounts that are managed.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. As a fiduciary, TEG is committed to acting in the best interests of shareholders. We will review proxies of companies held in the fund, as we believe that proxy voting is an integral part of the investment process. The objective of our process is to provide an important framework for analysis and decision-making, and provides “guidelines” rather than “rules.” We reserve the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests that may conflict with those of the fund and their shareholders. All decisions for voting proxies are recommended to the firm’s Investment Committee for final approval, and are reviewed by the CCO for potential conflicts of interest.

Proxy Voting Guidelines

TEG’s policy and business practices include the responsibility to monitor corporate actions, receive and vote proxies for the all sub-advised funds and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TEG generally votes in the following manner:

Director Matters – we generally support these proposals.

Governance Provisions – we generally support these proposals.

Shareholder Rights/Take-over Matters – we vote in the best interest of shareholders.

Capitalization – we vote in the best interest of shareholders.

Compensation – we generally support these proposals.

Other Shareholder Proposals – we vote on a case-by-case basis.

B-5

4.3	Proxy Voting Policy and Procedures.

4.3.1	Purpose

Reynders, McVeigh has adopted these Proxy Voting Policy and Procedures (the “Proxy Guidelines”) to ensure compliance with Rules 204-2(c)(2) and 206(4)-6 under the Investment Advisers Act of 1940. These Proxy Guidelines have been drafted and implemented to strive to ensure that the Firm votes in the best interest of clients and address any material conflicts that may arise during the voting process. The Firm intends the Proxy Guidelines to be consistent with the Firm’s sustainable investment strategy. Therefore, the Proxy Guidelines consider how environmental, social and governance matters are integrated into corporate strategy and the economic viability of capital markets for the long- term.

4.3.2	Policy

The Firm encourages clients to vote proxies to enhance client awareness of the portfolio composition. However, for clients requesting that Reynders, McVeigh vote proxies on their behalf, the Firm will assist in identifying proxy-voting services or, when appropriate, will provide proxy-voting services as an additional service in accordance with terms negotiated with clients.

4.3.3	Guidelines If The Firm Votes Proxies

The Firm will vote proxies for all accounts for which it has voting authority in a manner in which the Firm believes to be in the best interests of its clients. The Firm recognizes that in many instances the interests of corporate management may not be consistent with what the Firm views to be in the best interests of its clients. Therefore, the Firm has adopted the following voting guidelines:

4.3.3.1	Confidential Voting and Shareholder Actions

The Firm believes that the proxy voting systems should provide access to both management and shareholders. As such, the Firm would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

The Firm would also generally oppose any measures that would restrict the right of any shareholder to act by written consent or to call a special meeting.

4.3.3.2	Poison Pills and Golden Parachutes

The Firm believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of

B-6

shareholders and those of management. Thus, the Firm will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification. The Firm will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”. Also on a case-by-case basis, the Firm will vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

4.3.3.3	Governance Principles

4.3.3.3.1	Election of Directors

The Firm believes that one of the primary rights of a shareholder is the right to vote for the election of directors. While the Firm prefers that all members of the board of directors should stand for election at least annually, the Firm will vote for a classified or “staggered” board as often as possible.

The Firm believes the primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareholders. To assure that the company is being managed in a manner that safeguards the owners’ interests and assets, rather than the managers’ own interests, the Firm will vote for proposals that further align interests of board members more closely with shareholders and loyalty to long term goals.

The Firm believes in strong competence at the director level. To improve board diversity where boards are overly homogenous, the Firm will vote for a board of directors where women and minorities represent at least twenty percent of the board. To ensure the number of directors is appropriate for the commitment required for board service, the Firm will typically vote in favor of Chief Executive Officers that sit on three or less public boards and non-Chief Executive Officers that sit on six or less public boards should these matters be up for election.

4.3.3.3.2	Employee Relations and Compensation

The Firm believes that accountability requires transparency. In the interest of transparency, the Firm votes for proposals requesting companies review and report on executive compensation and how it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, improvements in health care quality and other social issues. Additionally, the Firm will vote for proposals requesting shareholder votes on retirement and severance packages.

The Firm believes that a company builds long-term value by maintaining high

B-7

levels of workforce productivity, engaging workers and community stakeholders in innovation and new business strategies, and enhancing the corporate reputation for good corporate citizenship. The Firm will therefore vote for the establishment of any stock options, stock ownership and performance incentive programs that include all tenured employees. The Firm will also vote in favor of adequate living wages for all employees.

4.3.3.3.3	Voting Rights

The Firm believes that each shareholder should have equal voting rights. Thus, the Firm will vote against dual class voting and other unequal voting structures, and the Firm will vote for cumulative stockholder voting for directors and for proposals that give shareholders rights to call special meetings.

4.3.3.3.4	Fair Price Amendments

The Firm believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers. The Firm will generally vote in favor of fair price provisions and in favor of other measures that will protect shareholders from coercive takeover bids, which do not provide for the fair and equal treatment of all shareholders.

4.3.3.3.5	Target Share Payments

The Firm believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management. Accordingly, the Firm will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group.

4.3.3.3.6	Tender Offers

The Firm believes that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders. The Firm will consider tender offers on a case-by-case basis.

4.3.3.4	Sustainability & Environmental Principles

The Firm believes management practices that address sustainability provide a good foundation on which to build long-term financial value. To promote these practices, the Firm will vote for

B-8

board oversight of sustainability strategies and performance, including long-term strategic planning and risk management. Further, the Firm will vote in favor of management accountability for sustainability goals, and it will vote for internal and public policies to reflect these goals.

4.3.3.5	Social Principles

4.3.3.5.1 Adherence to Internationally Recognized Labor and Human Rights Standards

The Firm believes businesses that protect and uphold labor and human rights in their operations and throughout their supply chain will build long-term value in the company. The Firm will therefore vote for resolutions that call for the implementation and independent compliance monitoring of ILO and United Nations standards. In addition, the Firm will vote for resolutions requesting that boards oversee labor and human rights practices and report to shareholders on such practices, including worker health and safety practices, compensation practices, and non-discrimination and workplace diversity practices.

4.3.3.5.2	Corporate Practices Involving Public Health and Product Safety

The Firm believes that high corporate standards and transparency around public health issues and product safety issues will enhance a company’s long-term value. The Firm will therefore vote for shareholder proposals asking for reports on the financial, legal and operational risks posed by the use of products and services that may impact public health or products safety; for shareholder proposals asking for the adoption of product safety policies; and for resolutions calling for the study, adoption or implementation of product safety programs in the company’s supply chain.

4.3.3.5.3	Lobbying and Political Contributions

The Firm believes that a company’s lobbying and political activities should be aligned with its corporate strategy to ensure that the corporation operates under those political and regulatory frameworks that support the creation of long-term value for all stakeholders. For this reason, the Firm will vote for proposals asking for disclosure on company guidelines and practices regarding political activities, including political contributions, political lobbying and trade association spending.

B-9

4.3.3.6	Shareholder Proposals

The Firm believes that shareholders should be able to express their views and preferences with directors and management. To encourage shareholder sentiment, the Firm will vote for shareholders to submit proposals with their views on contested issues. The Firm will vote on a case-by-case basis for these and all other proposals.

4.3.4	Conflicts

The Firm recognizes that proxy proposals may present a conflict between the interests of clients and those of the Firm or certain of its affiliates. Therefore, the Firm has adopted the following conflict procedures:

4.3.4.1	Identifying Conflicts

The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

i.	When the Firm (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies; or

ii.	Has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

4.3.4.2	Data for Identifying Conflicts

The person assigned responsibility for voting proxies shall advise Firm management of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as examples in the preceding paragraph.

4.3.4.3	Disclose Conflicts

If a conflict is identified, the person assigned to vote proxies shall notify Firm management as soon as possible so that a voting decision may be made, voting on the

B-10

proxy proposal in a timely manner.

4.3.4.4	Voting Decisions in Conflict Situations

If the matter to be voted on is covered by § 4.3.3 of these Proxy Guidelines, the proxy shall be voted in accordance with § 4.3.3. If the matter is not specifically addressed by § 4.3.3 and there is a conflict, management of the Company shall contact the client or client’s designated representative for voting instructions.

4.3.4.5	Record of Voting Instructions

The person or entity responsible for voting proxies shall record and maintain records reflecting client voting instructions on matters where there are conflicts.

4.3.5	Voting Records

The Firm recognizes its obligations to maintain records as required by Rule 204-2(c)(2) under the Advisers Act. Therefore, the Firm has adopted the following record keeping procedure:

4.3.5.1	Person Responsible

The person assigned responsibility for voting proxies shall prepare and maintain the files/records required by these Proxy Guidelines.

4.3.5.2	Policies and Procedures

A copy of all policies and procedures related to proxy voting adopted by the Firm shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

4.3.5.3	Proxy Statements

A record of all proxy statements with respect to securities held in client portfolios with respect to which the Firm has agreed to vote proxies shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Firm files; instead, the Firm shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

B-11

4.3.5.4	Proxy Voting Record

The person responsible for voting proxies shall maintain a record detailing for each client in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

i.	The exchange ticker symbol of the portfolio security;
ii.	The name of the issuer of the portfolio security;
iii.	The shareholder meeting date;
iv.	A brief identification of the matter voted on;
v.	Whether the matter was proposed by the issuer or by a security holder;
vi.	Whether the registrant cast its vote on the matter;
vii.	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
viii.	Whether the registrant cast its vote for or against management.

4.3.5.5	Memoranda

In addition to the records required as set forth above, the person assigned responsibility for voting proxies shall maintain a copy of documents created by the Firm (or the adviser) personnel that were material to the voting decision.

4.3.5.6	Request for Data

When appropriate, the Firm shall maintain a copy of each written client request for the Firm’s voting record on behalf of the client and a copy of each written response– including a copy of a formatted voting record. The report shall be mailed within three days of receipt of a request.

4.3.6	Regulatory Reporting of Proxy Votes

The Firm recognizes that if it has investment company clients, such clients are required by Rule 30b1-4 under the Investment Company Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Company, with the SEC not later than August 31st of each year; and that the Form is to contain the Firm’s proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30. Therefore, to the extent requested by clients, Firm personnel shall assist with:

a)	Preparation of Form N-PX, incorporating the spreadsheet prepared as required by § 4.3.5.4; and
b)	Review, execution and filing of the report on Form N-PX.

B-12

4.3.7	Disclosure of Policies and Procedures for Voting Proxies

The Firm recognizes that it is required by Rule 206(4)-6 under the Investment Advisers Act of 1940 to disclose to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client. Therefore, the Firm has adopted the following procedures:

4.3.7.1	Disclosure in Part 2A of Form ADV

A brief description of these procedures shall be included in Part 2A of the Firm’s Form ADV.

4.3.7.2	Delivery of Procedures upon Contract

If a client engages the Firm to vote proxies in connection with or related to meetings of shareholders of issuers represented in the client’s portfolio, the client (a) shall be provided a copy of these procedures, and (b) shall sign an acknowledgement, which may be included in the client’s engagement letter with the Firm, that the Firm has been engaged to vote proxies on behalf of the client.

B-13

Proxy Voting Procedures

of

Baldwin Brothers, Inc.

Baldwin Brothers, Inc. (“Baldwin Brothers”) understands that voting proxies of securities held on behalf of our clients is an important fiduciary responsibility having economic value. Baldwin Brothers aims to represent and vote proxies in the best long-term interest of our clients, exercising care, skill, prudence and diligence.

Guiding Principals

A guiding principle of our voting policies is that resolutions that reduce shareholder rights are generally not supported and those that sustain or increase shareholder value and rights are supported. Another guiding principal is Baldwin Brothers’ belief that resolutions calling for greater disclosure and accountability on financial, sustainability and governance matters are generally beneficial and in the long-term interest of the company and its shareholders, absent any meaningful competitive reasons for limiting disclosure.

Baldwin Brothers’ proxy voting policies are consistent with our financial, social and environmental objectives. As examples, this mandate leads Baldwin Brothers to generally support some of the following most frequently found shareholder resolutions:

•	Prepared comprehensive sustainability reports, as well as specific reports on policies and practices with respect to the environment, executive compensation, workplace diversity, vendor standards, and political contributions.
•	Respond to risks posed by climate change.
•	Adopt strong global labor standards and human right policies that include independent monitoring and public reporting.
•	Increase inclusiveness and independence on boards of directors.
•	Adopt inclusive nondiscrimination policies.
•	Support policies for shareholder ratification of auditors.
•	Generally oppose takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company.
•	Evaluate proposals for governance issues taking into account the impact on shareholders rights.
•	Supports a one-share, one-vote policy and opposes mechanisms that skew voting rights.

Since these are general proxy policies, in some specific instances Baldwin Brothers may cast votes contrary to these guidelines. For example, Baldwin Brothers may vote against a proxy item despite general agreement with the intended result if we believe the resolution is not well crafted. Or, in unusual circumstances, Baldwin Brothers may vote contrary to the general guideline if specific characteristics of the company under consideration lead us to believe it is in the best interest of our clients.

B-14

Proxy Voting Procedures

of

Community Capital Management, Inc.

1.1 Community Capital Management Proxy Voting Policies and Procedures and Class Actions

1.1.1 Policy

Given the nature of the securities purchased on behalf of Clients there is little chance of encountering a proxy vote, absent unusual circumstances. However, it is the Advisor’s policy, where it has accepted responsibility to vote proxies on behalf of a particular Client, to vote such proxies in the best interests of its Clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Advisor’s policy to follow the provisions of the plan’s governing documents in the voting of plan securities, unless the Advisor determines that to do so would breach it fiduciary duties under ERISA. Additionally, with respect to securities held in the Fund’s portfolio, the Advisor will vote proxies related to such securities in a manner that is consistent with the interests of the Fund. The Advisor will comply with the Fund’s proxy policies if the Fund Board has adopted such policies.

The Advisor has established an Investment Management & Trading Committee with authority to supervise the implementation and administration of the proxy policy. The Advisor has been authorized by the Fund to engage one or more service providers to assist it in implementing the policies.

The Advisor is ultimately responsible for posting the Fund’s proxy voting policy on the Fund’s website, making necessary filings with the SEC on Form N-PX and for posting the Fund’s voting record on the Fund’s website although Fund service providers may be responsible for the practical implementation of the filing. The Advisor reports to the Fund Board at least annually with regard to the votes cast by the Committee on the Fund’s behalf.

In addition, from time to time the Fund may hold securities that are involved in class action settlements. The Advisor shall review the terms of each class action settlement as it is applicable to holders of the security in question and shall exercise its fiduciary duty to the Fund in determining whether or not to participate in such settlements. A written record of all such decisions shall be maintained in accordance with the Advisor’s books and records policy.

1.1.2 Procedure

The Chief Compliance Officer or his or her designee is in charge of monitoring corporate actions, and ensuring that proxies are submitted in a timely fashion. The Investment Management & Trading Committee, in conjunction with the Chief Compliance Officer or his or her designee, is also in charge of: maintaining proxy voting procedures, maintaining proxy statements, keeping a record of votes cast on behalf of clients, client requests for proxy voting information, and any documents prepared by the Adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

The Investment Management & Trading Committee shall make the voting decision to ensure that votes are cast in favor of shareholder interests.

B-15

To insure that the shareholder’s interests are voted upon correctly the Advisor shall follow these guidelines:

➢	Routine Proposals

Routine proposals are those which do not change the structure, By-Laws or operations of the corporation to the detriment of shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management.

➢	Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. The Portfolio Manager (with assistance from the Chief Compliance Officer or his or her designee, as necessary) will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the Client.

➢	Corporate Governance Proposals

The Advisor will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investments.

1.1.3 Proxy Conflicts of Interest

The Advisor recognizes that conflicts between itself and Clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Investment Management & Trading Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, the Advisor will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the Client with sufficient information regarding the shareholder vote and the Advisor’s potential conflict to the Client and obtain the client’s consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote Client securities based upon the recommendations of an independent third-party; or
4.	request the Client to engage another party to determine how the proxies should be voted.

1.2 Third Party Delegation

The Advisor may delegate to a non-affiliated third-party vendor, the responsibility to review proxy proposals and make voting recommendations to the Advisor. The Investment Management & Trading Committee shall ensure that any third party recommendations followed will be consistent with the guidelines contained in this Compliance Manual.

B-16

Madrona Funds, LLC

Proxy Voting Policies and Procedures

Policy

Madrona Funds, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Independent Third Party

Madrona Funds, LLC maintains the services of a qualified independent party (currently RiskMetrics Group) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts Madrona Funds, LLC manages and recommend proxy votes generally in accordance with the Guidelines (copy located in Compliance Manual). Madrona Funds, LLC considers the research provided by RiskMetrics Group when making voting decisions on proxy issues. However, the final determination on votes rests with Madrona Funds, LLC.

Any requests for deviations from a RiskMetrics Group voting recommendation must be reported to the CCO where an assessment is made as to whether a potential or actual conflict of interest has impacted the request.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by RiskMetrics Group. Madrona Funds, LLC shall obtain and maintain an undertaking from RiskMetrics Group to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. Madrona Funds, LLC and RiskMetrics Group may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy

B-17

voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Kristi Henderson has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Madrona Funds, LLC has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following except when the firm maintains an independent third-party to vote proxies:

Voting Procedures

• All employees will forward any proxy materials received on behalf of clients to Kristi Henderson;

• Kristi Henderson will determine which client accounts hold the security to which the proxy relates;

• Absent material conflicts, Kristi Henderson will determine how Madrona Funds, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

• Madrona Funds, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Madrona Funds, LLC voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures.

• Kristi Henderson will also send a copy of this summary to all existing clients who have previously received Madrona Funds, LLC’s Form ADV Part 2; or Kristi Henderson may send each client the amended Form ADV Part 2.

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Kristi Henderson.

• In response to any request, Kristi Henderson will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Madrona Funds, LLC voted the client’s proxy with respect to each proposal about which client inquired.

B-18

Voting Guidelines

• In the absence of specific voting guidelines from the client, Madrona Funds, LLC will vote proxies in the best interests of each particular client. Madrona Funds, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Madrona Funds, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

• Madrona Funds, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit service.

• Madrona Funds, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

• In reviewing proposals, Madrona Funds, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

• Madrona Funds, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Madrona Funds, LLC with the issuer of each security to determine if Madrona Funds, LLC or any of its employees has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, Kristi Henderson will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

• Madrona Funds, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Kristi Henderson shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

• These policies and procedures and any amendments;

• Each proxy statement that Madrona Funds, LLC receives;

• A record of each vote that Madrona Funds, LLC casts;

B-19

• Any document Madrona Funds, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Kristi Henderson or proxy committee, if applicable.

• A copy of each written request from a client for information on how Madrona Funds, LLC voted such client’s proxies, and a copy of any written response.

In addition, advisers should conduct initial due diligence reviews of any proxy service firm engaged as well as oversight on an on-going or periodic basis. These reviews of the proxy firms’ services and practices should include conflicts of interest, consistency of voting with guidelines, fees and disclosures, as relevant, among other things. Advisers, as a matter of best practices, should document any initial and oversight reviews.

B-20

AMERICAN WEALTH MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser’s voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;
2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and

3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	When American Wealth Management does not vote Proxies.
American Wealth Management does not vote proxies for individual accounts (i.e., accounts managed on behalf of individuals, corporations, or qualified retirement plans). This is spelled out in the Investment Advisory Management Agreement which each client is required to initial to affirm their understanding.

C.	When American Wealth Management does votes Proxies.

B-21

American Wealth Management will vote proxies for any Registered Investment Company that he sub-advises.

D.	Philosophy and Practice regarding the voting of proxies.

1.	General

American Wealth Management believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement American Wealth Management’s proxy voting policies, American Wealth Management has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by American Wealth Management, the special or annual report and the proxy are submitted to Laif Meidell (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.
(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of American Wealth Management’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in American Wealth Management’s files.

3.	Voting Guidelines

While American Wealth Management’s policy is to review each proxy proposal on its individual merits, American Wealth Management has adopted guidelines

B-22

for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

E.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, American Wealth Management will generally vote in favor of management’s proposed directors.  In a contested election, American Wealth Management will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, American Wealth Management will review any contested proposal on its merits.

Notwithstanding the foregoing, American Wealth Management expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights
(b)	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

American Wealth Management generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  American Wealth Management will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

American Wealth Management may consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Adopt confidential voting and independent tabulation of voting results; and

B-23

(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

	(a)	Adopt super-majority voting requirements; and
	(b)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

American Wealth Management may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;
(b)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
(c)	Require a company to consider the non-financial effects of mergers or acquisitions.

B-24

5.	Capital Structure Proposals

American Wealth Management will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.  Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Eliminate preemptive rights.

F.	Compensation

1.	General

American Wealth Management generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, American Wealth Management generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  American Wealth Management may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Require shareholders’ approval of “golden parachutes;” and
(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

American Wealth Management evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, American Wealth Management may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. American Wealth Management believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, American Wealth Management generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case

B-25

basis to determine that shareholders’ interests are being represented. American Wealth Management is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, American Wealth Management expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

G.	Corporate Responsibility and Social Issues

American Wealth Management generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

American Wealth Management will generally vote against proposals involving corporate responsibility and social issues, although American Wealth Management may vote for corporate responsibility and social issue proposals that American Wealth Management believes will have substantial positive economic or other effects on a company or the company’s stock.

H.	Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.
2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third-party must be capable of providing documents promptly upon request.
4.	A copy of any document created by the adviser that was material in

B-26

making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

I.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between American Wealth Management or a principal of American Wealth Management and American Wealth Management’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	American Wealth Management may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	American Wealth Management may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or
3.	American Wealth Management may follow the recommendations of an independent proxy voting service in voting the proxies.

American Wealth Management keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.  A copy of American Wealth Management’s proxy-voting policies shall be made available to clients upon request.

B-27

Morgan Creek capital management, LLC

PROXY VOTING

A.	General Proxy Voting Policies

(1)	Voting in the Best Interests of Advisory Clients

Morgan Creek understands and appreciates the importance of proxy voting. To the extent that Morgan Creek has discretion to vote the proxies of its Advisory Clients (and exercises such discretion), Morgan Creek will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

Generally speaking, Morgan Creek votes on two types of proxies as follows: (i) proxies associated with the underlying funds that its Fund of Funds Advisory Clients are invested in and (ii) proxies associated with the individual publicly traded securities that certain Advisory Clients or the Company are invested in.

It is the policy of the Board of Trustees of the Company to delegate the responsibility for voting proxies relating to portfolio securities held by the Company to Morgan Creek as a part of Morgan Creek’s general management of the Company, subject to the Board’s continuing oversight. The delegation by the Board of Trustees of the authority to vote proxies relating to portfolio securities of the Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Morgan Creek may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the firm and then ensure such proxies are voted on a timely basis.

(2)	Applicability of Policy to Morgan Creek’s Fund of Fund Advisory Clients

It should be specifically noted that the Funds generally invest (directly or indirectly) in private investment funds. As such, it is expected that proxies received by Morgan Creek primarily will deal with matters related to the operative terms and business details of such private investment funds. Morgan Creek is not responsible for, and these procedures are not applicable to, proxies received by the investment managers of the

B-28

underlying investment funds invested in by the Advisory Clients (related to issuers invested in by such underlying investment funds). To the extent that a Non-Discretionary Advisory Client accesses an underlying investment manager, it is understood that voting discretion related to issuers will generally be held by such underlying investment managers. Non-Discretionary Advisory Clients may request the view of Morgan Creek on proposed amendments or other changes to the operating documents of private investment funds. Morgan Creek will provide recommendations based on consideration for the individual needs and best interests of the client, which may differ from those of the Funds.

B.	Proxy Voting Procedures

(1)	All proxies sent to Advisory Clients or the Company that are actually received by Morgan Creek (to vote on behalf of the Advisory Clients/ the Company) will be provided to the Chief Compliance Officer or her designee. It should be noted that in certain cases, a proxy may be voted by a Fund’s Custodian. Morgan Creek will keep a record of all such votes.

(2)	The Chief Compliance Officer or her designee will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by Morgan Creek (on behalf of its Advisory Clients or the Company) will be kept in Morgan Creek’s files;

(b)	The Chief Compliance Officer or her designee will determine which of Morgan Creek’s Advisory Clients or the Company holds an interest in the private investment fund or security to which the proxy relates;

(c)	The Chief Compliance Officer or her designee will call a meeting (which may be via telephone or email) of the relevant Proxy Voting Committee as established at the time. The Proxy Voting Committee will generally be provided with the following:

(i)	a copy of the proxy;

(ii)	a list of the Advisory Clients or Company to which the proxy is relevant pursuant to Section XXII.B(2) above;

B-29

(iii)	the deadline that such proxies need to be completed and returned to the private investment fund or company in question.

(d)	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section XXII.C. below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

(e)	If there is an identifiable material conflict in voting a proxy, Morgan Creek may need to abstain from voting, and in such case, will maintain documentation as to why it abstained.

(f)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section XXII.D. below. The Chief Compliance Officer or her designee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

(g)	It should be noted that Morgan Creek will generally not vote on a proxy if it no longer owns the security by the date of the shareholder meeting (or will no longer own such security by the meeting date).

(h)	Notwithstanding the above (i.e., material conflicts, no longer owning the security at the time of the shareholder meeting), it is the policy of Morgan Creek to generally vote all proxies received.

(i)	Although not presently intended to be used on a regular basis, Morgan Creek is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Handling of Conflicts of Interest

(1)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Morgan Creek and its Advisory

B-30

Clients or the Company. This examination will include (but will not be limited to) an evaluation of whether Morgan Creek (or any affiliate of Morgan Creek) has any relationship with the private investment fund (or such fund’s investment adviser or affiliate) or company to which the proxy relates outside an investment in such investment fund/company by an Advisory Client of Morgan Creek or the Company.

(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Morgan Creek will determine whether voting in accordance with the proxy voting guidelines outlined in Section XXII.D. below is in the best interests of affected Advisory Clients/ the Company (which may include utilizing an independent third party to vote such proxies).

(3)	With respect to material conflicts, Morgan Creek will determine whether it is appropriate to disclose the conflict to affected Advisory Clients/ the Company and Investors and give Investors the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Morgan Creek and the ERISA Advisory Client reserves the right to vote proxies when Morgan Creek has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, Morgan Creek will:

(a)	Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreements with such ERISA Advisory Clients (if any).

D.	Voting Guidelines

(1)	In the absence of specific voting guidelines mandated by a particular Advisory Client or the Company, Morgan Creek will endeavor to vote proxies in the best interests of each Advisory Client/the Company.

(2)	Although voting certain proxies may be subject to the discretion of Morgan Creek, Morgan Creek is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients and the Company:

B-31

(a)	Morgan Creek will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Morgan Creek will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients of Morgan Creek and/or the Company).

(3)	It should be noted, however, that Morgan Creek will generally vote with management (even with respect to proposals noted in 2(b) above).

(4)	For proxies addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Morgan Creek shall determine (which may be based upon the advice of external lawyers, compliance consultants or accountants) whether a proposal is in the best interest of affected Advisory Clients/the Company. In doing so, Morgan Creek will evaluate a number of factors which may include (but are not limited to): (a) the performance of the underlying investment fund or company in question; and (b) a comparison of the proposed changes in terms to customary terms in the industry.

E.	Disclosure of Procedures

Advisory Clients: Employees should note that a brief summary of these proxy voting procedures are included in Morgan Creek’s Form ADV Part 2 and will be updated when these policies and procedures are updated. The Chief Compliance Officer will be responsible for ensuring that a copy of this summary is included in the Form ADV Part 2 that is provided to all existing Advisory Clients. Advisory

B-32

Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of Morgan Creek’s proxy voting procedures (i.e., a copy of these procedures); and (b) how Morgan Creek has voted proxies that are relevant to the affected Advisory Client or Investor.

The Company: The Company shall include in its registration statements: (a) a description of this policy and of the policies and procedures used by Morgan Creek to determine how to vote proxies relating to portfolio securities; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

The Company shall include in their annual and semi-annual reports to shareholders: (a) a statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Company is available without charge, upon request, by calling the Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

F.	Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Morgan Creek’s proxy voting procedures. Records will be maintained and preserved for six years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Morgan Creek. Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

B-33

(2)	A copy of each proxy statement that Morgan Creek actually receives; provided, however, that Morgan Creek may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Morgan Creek casts;

(4)	A copy of any document that Morgan Creek created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)	A copy of each written request for information on how Morgan Creek voted such proxies and a copy of any written response to any request for information on how Morgan Creek voted proxies on behalf of Advisory Clients/ the Company.

G.	Company’s Annual Filing Requirement

The Company shall file an annual report of each proxy voted with respect to the portfolio securities of the Company during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Morgan Creek shall provide the voting record information necessary for the completion and filing of Form N-PX for the Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and Morgan Creek may agree to from time to time. With respect to those proxies that Morgan Creek has identified as involving a conflict of interest1, Morgan Creek shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1	As it is used in this document, the term “conflict of interest” refers to a situation in which Morgan Creek or affiliated persons of Morgan Creek have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Company which could potentially compromise Morgan Creek’s independence of judgment and action with respect to the voting of the proxy.

B-34

H.	Review of Proxy Voting Procedures

At least annually, each of Morgan Creek and the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary.

The Board of Trustees shall review and amend these procedures as they deem necessary and advisable. In addition, Morgan Creek shall notify the Board promptly of material changes to its policies, procedures or other guidelines for voting proxies on behalf of the Company.

B-35

PACIFIC ASSET MANAGEMENT

Proxy Voting Policy

Summary:

The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:

Pacific Asset Management has implemented Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific

B-36

Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Compliance Officer of Pacific Asset Management. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

Oversight Controls:

Proxy processing is the responsibility of Pacific Life’s Investment Operations. Any vote not clearly within the guidelines stated above is reviewed by the Chief Compliance Officer (“CCO”) along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the CCO will be notified. Such votes shall be discussed with and approved by the CCO. On a quarterly basis the CCO reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:

Votes not covered by the above-stated guidelines and contested situations are approved by the CCO. Any errors will be addressed with the CCO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the CCO.

B-37

PERITUS I ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Policy

Peritus I Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Peritus votes proxies, typically in the form of Consent Solicitations, for the all clients, including the Funds, and therefore has adopted and implemented these Proxy Voting Policy and Procedures. In certain rare cases in which a proxy relates to an unmanaged security in a Total Return account, Peritus forwards the proxy to the client.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

B-38

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Peritus I Asset Management, LLC has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

•	Terms and conditions defining and/or limiting the scope of Peritus I Asset Management, LLC's proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

Voting Procedure

•	All credit analysts will forward any proxy materials received on behalf of clients to the Trading Department;
•	The Trading Department will determine which client accounts hold the security to which the proxy relates; and
•	absent material conflicts, the Trading Department, along with input from the credit analyst and CIO, will determine how Peritus I Asset Management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

1.	The Trading Department is primarily responsible for handling proxies for the Funds and for handling proxies for the Total Return accounts. The Trading Department will reasonably try to assess any material conflicts between Peritus’ interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

2.	Provided that no material conflicts of interests are identified, Peritus will vote proxies according to the policy set forth in this document. Peritus may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

3.	Upon consultation with the Chief Investment Officer (“CIO”), the Trading Department shall be responsible for conducting the proxy voting cost-benefit analysis in those certain

B-39

situations in which Peritus believes it may be in its clients’ best interests for Peritus not to vote a particular proxy. The Trading Department and the CCO shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by Peritus.

4.	If it is determined that there is a conflict of interest, the following process will be followed:

a.	The Trading Department will, as soon as reasonably practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include the CCO, CIO, and CEO. Other members of the Peritus team may also be included in the Committee at times. The CEO will serve as chairperson.

b.	The CEO will identify for the Committee the issuer and proposal to be considered. The CEO will also identify the conflict of interest that has been detected and will also identify the vote that he believes is in the interest of increasing client/investor value and the reason(s) why.

c.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value?

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal?

•	Whether the proposal itself is well framed and reasonable?

•	Whether implementation of the proposal would achieve the objectives sought in the proposal?

•	Whether the issues presented would best be handled through government or issuer-specific action?

d.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his/her decision on whether Peritus will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that Peritus refrain from voting on the proposal, although “abstain” votes are permitted. A record of each member’s vote and the rationale for his/her decision must be recorded.

f.	The voting process will result in one of the following two outcomes:

B-40

•	If all members of the Committee have voted in the same direction on the proposal, all of Peritus’ proxies for that proposal will be voted in such direction. The unanimous vote will be documented and all minutes will be maintained in the permanent file.

•	If a unanimous decision cannot be reached by the Committee, Peritus will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Peritus should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on Peritus.

Disclosure

•	Peritus I Asset Management, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Peritus I Asset Management, LLC voted a client's proxies;

•	Peritus I Asset Management, LLC's disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

•	Peritus I Asset Management, LLC's proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO and the Trading Department; and
•	In response to any request, the Trading Department will prepare a written response to the client, with a copy to the CCO, with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Peritus I Asset Management, LLC voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines1

•	In the absence of specific voting guidelines from the client, Peritus I Asset Management, LLC will vote proxies in the best interests of each particular client. Peritus I Asset Management, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Peritus I Asset Management, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

B-41

•	Peritus I Asset Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services; however, Peritus may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

•	Peritus is not required to vote every proxy and such abstention should not be construed as a violation of Peritus’ fiduciary obligations. Peritus shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when Peritus’ analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person, the security is no longer owned, the security has been marked down to zero, etc). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional reasons Peritus may not vote a proxy include, but are not limited to, the: (i) clients no longer own the relevant security, (ii) relevant security has been marked down to zero, (iii) proxy is not contested and (iv) proxy involves only an election of directors and/or auditors.

1 Corporate actions and indenture amendments are governed equally by this policy. Peritus will maintain records of these elections in the same manner as proxy votes.

•	Peritus I Asset Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and
•	In reviewing proposals, Peritus I Asset Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest

Peritus I Asset Management, LLC will conduct monthly reviews to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Peritus I Asset Management, LLC with the issuer of each security to determine if Peritus I Asset Management, LLC or any of its employees has any financial, business or personal relationship with the issuer;

•	if a material conflict of interest exists, the CIO and Trading Department will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting

B-42

policy or receiving an independent third party voting recommendation; and

•	Peritus I Asset Management, LLC will maintain a record of the voting resolution of any conflict of interest.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

•	Conflict: Peritus obtains an institutional investor, or is in the process of retaining an institutional investor that is affiliated with an issuer that is held in Peritus’ client portfolios. For example, Peritus may be retained to manage Company A’s pension fund. Company A is a public company and Peritus Funds hold equity or debt of Company A. This type of relationship may influence Peritus to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with Peritus.

•	Conflict: Peritus retains an investor, or is in the process of retaining an investor, that is an officer or director of an issuer that is held in Peritus’ Funds. Similar conflicts of interest may exist in this relationship as the potential conflicts discussed above.

•	Conflict: Peritus’ Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in Peritus’ Funds. The spouse could attempt to influence Peritus to vote in favor of management.

•	Conflict: Peritus or an employee(s) personally owns a significant number of an issuer’s securities that are also held in Peritus’ Funds. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Peritus to vote proxies in contradiction to the policy.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Peritus I Asset Management, LLC receives;

•	A record of each vote that Peritus I Asset Management, LLC casts;

•	Any document Peritus I Asset Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic

B-43

reports to the Trading Department or proxy committee, if applicable; and

•	A copy of each written request from a client for information on how Peritus I Asset Management, LLC voted such client's proxies, and a copy of any written response.

B-44

PROXY VOTING POLICIES AND PROCEDURES

Commerce Asset Management, LLC

1.1.1.1 Proxy Voting

Each Commerce Asset Management Investment Advisory Contract will contain a clause describing whether Commerce Asset Management or the client votes proxies related to securities owned by clients. If Commerce Asset Management votes the proxies, the Investment Advisory Contract will briefly describe how it votes client proxies and refer client to Commerce Asset Management’s proxy voting procedures.

1.1.2 Proxy Voting Policies and Procedures

Inasmuch as Commerce Asset Management does not serve as custodian for any client securities, proxies for securities held in accounts will be provided to each client by the account’s respective investment manager (sub-adviser) or broker/custodian. It is the responsibility of the client and the investment manager (sub-adviser) to establish proxy voting procedures. It is Commerce Asset Management’s policy not to vote proxies for securities held in client accounts managed by one of Commerce Asset Management’s sub-advisers. Commerce Asset Management does not have discretionary authority over any sub-advised securities accounts and, therefore, does not have explicit or implicit authority or responsibility to vote proxies.

As a matter of policy, Commerce Asset Management does not vote client proxies, however, Commerce Asset Management, recognizes that the act of managing assets of clients can include the voting of proxies. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, Commerce Asset Management will vote the proxies in a manner that is in the best interests of the client. When Commerce Asset Management has such responsibility, it will follow the Proxy Voting Policies and Procedures.

1.1.2.1 Proxy Voting

1.1.2.1.1 Proxy Voting Responsibility

At the inception of each investment adviser-client relationship, Commerce Asset Management shall require the client to indicate whether the client or Commerce Asset Management is responsible for voting proxies in one or more of the following documents:

•	Client’s investment advisory contract;
•	Client’s Account Opening Form; or
•	Separate agreement between client and Commerce Asset Management authorizing Commerce Asset Management to vote client's proxies.

1.1.2.1.2 Client Responsibility to Vote Proxies

If Commerce Asset Management receives proxies related to a client’s securities and Commerce Asset Management is not responsible for voting such proxies, Commerce Asset Management shall make arrangements with the client’s custodian or take such other steps to ensure that the client timely receives such proxies.

B-45

1.1.2.1.3 Proxy Voting Responsibility Monitoring

The President shall maintain a log or otherwise create a record that lists those clients where Commerce Asset Management exercises proxy voting authority and those clients where Commerce Asset Management does not have such authority.

1.1.2.2 Proxy Voting Guidelines

Commerce Asset Management shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. Commerce Asset Management shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, Commerce Asset Management shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

From time to time, Commerce Asset Management may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service (e.g., XYZ Guidelines, which follows AFL-CIO voting recommendations). While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, Commerce Asset Management may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, Commerce Asset Management will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;
•	Identify any direct or indirect benefits that might flow to Commerce Asset Management as a result of choosing one guideline over other guidelines;
•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and
•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

Commerce Asset Management has adopted the following specific voting guidelines:

1.1.2.2.1 Corporate Governance

Unless exceptional circumstances exist, Commerce Asset Management will vote against proposals that make it more difficult to replace Board members, however, all proposals are analyzed on a case-by-case basis.

1.1.2.3 Proxy Voting Conflicts of Interest

Commerce Asset Management recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The President is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, Commerce Asset Management will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

B-46

1.	provide the client with sufficient information regarding the shareholder vote and Commerce Asset Management’s potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the recommendations of an independent third-party; or
4.	request the client to engage another party to determine how the proxies should be voted.

1.2 Books and Records

[Investment Advisers Act of 1940 Rule 204-2(a)(9) and 204-2(a)(10)]

Commerce Asset Management shall maintain in its Investment Management books and records the following research-related records:

•	Originals of all written communications received and copies of all written communications sent by Commerce Asset Management relating to (i) any recommendation made or proposed to be made and any advice given or proposed to be given, (ii) any receipt, disbursement or delivery of funds or securities, and (iii) the placing or execution of any order to purchase or sell any security;
•	All materials received from outside sources that relate to recommendations or investment advice given, or proposed to be given, to clients, including all research reports and other materials received from whatever source if they are used in the process of providing advice. Materials should be maintained by Adviser Representatives irrespective of whether they result in a decision to buy, sell, or hold a particular security; and
•	Documentation reflecting the background and financial information on the client.

The following types of research materials, however, are not required to be maintained by Adviser Representatives:

•	Materials not solicited by Commerce Asset Management or the Adviser Representative that are of general public distribution;
•	Newspapers, magazines and similar periodicals, even if they are used to make an investment decision; and
•	Research reports that are stored in a computer system of a third-party provider, provided such reports can be readily accessed.

Commerce Asset Management shall maintain in its Investment Management books and records the following records for each client security position it fair values:

•	The name of the issuer of the security and the amount of such security that is fair valued;
•	Documentation for each valuation decision, including the factors on which the decision was based; and
•	List of pricing services, quotation services and externally-acquired portfolio accounting systems used to make such valuation.

Commerce Asset Management shall maintain in its Investment Management books and records the following proxy-related records:

•	Documentation demonstrating why Commerce Asset Management voted for or against the proposal;

B-47

•	A copy of each proxy statement that Commerce Asset Management receives regarding client securities. Commerce Asset Management may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that Commerce Asset Management has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
•	A record of each vote cast by Commerce Asset Management on behalf of a client. Commerce Asset Management may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote that was cast (provided that Commerce Asset Management has obtained an undertaking from the third-party to provide a copy of the record promptly upon request);
•	A copy of any document created by Commerce Asset Management that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•	A copy of each written client request for information on how Commerce Asset Management voted proxies on behalf of the client, and a copy of any written response by Commerce Asset Management to any (written or oral) client request for information on how Commerce Asset Management voted proxies on behalf of the requesting client.

Commerce Asset Management shall maintain in its Investment Management books and records the following discretionary authority records:

•	All powers of attorneys and other evidences of the granting of any discretionary authority by any client to Commerce Asset Management, or copies thereof (Rule 204-2(a)(9)); and
•	All written agreements (or copies thereof) entered into by Commerce Asset Management with any client or otherwise relating to the business of Commerce Asset Management (Rule 204-2(a)(10)).

B-48

Ranger Alternative Management L.P.

PROXY VOTING

Introduction

Ranger Alternative Management, LP (the “Firm”) views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

The Firm notes that the investment portfolios it advises exclusively focuses on equity securities held on a short basis. As such, the likelihood of the Firm receiving any proxy statements is minimal. However, the Firm does hold money market funds and cash equivalent securities on a long basis; and such money market funds and cash equivalent securities could be the subject of proxy statements or voting.

It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. These beneficial owners include members of pooled investment funds or exchange traded funds for which the Firm acts as investment manager or sub advisor.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the Portfolio Managers of the Firm; who will cast votes in accordance with this Proxy Voting Policy and Procedures.

The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisers. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.

Key Proxy Voting Issues:

• Election of Directors and Appointment of Accountants

The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.

• Increase Authorized Capital

The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

• Preference Shares

The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

• Dual Capitalization, Other Preferential Voting Rights

The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration

B-49

of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

• Merger/Acquisition

All proposals are reviewed on a case by case basis by taking the following into consideration:

• whether the proposed acquisition price represents fair value;

• whether shareholders could realize greater value through other means; and

• whether all shareholders receive equal/fair treatment under the merger acquisition terms.

• Restructuring/Recapitalization

All proposals are reviewed on a case by case basis taking the following into consideration:

• whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and

• whether the company’s longer term prospects will be positively affected by the proposal.

• Provide Director Indemnification

The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.

• Share Option Plans

The Firm will generally vote against proposals which authorize:

• more than 10% of the company’s outstanding shares to be reserved for the award of share options; or

• the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

• the exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals - Corporate Governance Issues:

• Majority Independent Board

The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

• Executive Compensation

The Firm will generally vote against proposals to restrict Employee compensation. The Firm believes that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case by case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.

Potential Conflicts of Interest

In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm will first seek to apply the general guidelines discussed above without regard to the conflict. If the guidelines discussed above do not apply, the Firm will evaluate the situation and document the issue and resolution. The resolution may very well include notifying the beneficial owners of such conflict, describe how the Firm proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, the Firm will vote as indicated in its notice to investors.

B-50

Recordkeeping and Reports:

In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:

1. The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.

2. The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor.

3. The Firm will retain a copy of any document created by the Firm that was material to making a decision regarding how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Responsibilities

The Portfolio Managers are responsible for voting the proxies of which they are monitoring; undertaking any nonroutine matters that may need to be addressed. The Compliance Department is responsible for ensuring that the Proxy Voting procedures are adhered to and overseeing the process.

B-51

SAGE ADVISORY SERVICES, LTD. CO.

POLICY FOR PROXY VOTING

Under Securities and Exchange Commission Rule 206(4)-6 we are required to provide a notice and make available to each of our clients policies and procedures relating to investment advisers that exercise voting authority over client proxies to ensure that the adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. The rule also requires an investment advisor to maintain certain records relating to proxy voting. The rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted. For your information, this requirement is based upon a new SEC rule, called Proxy Voting by Investment Advisers, that applies to every investment adviser that is registered with the SEC. We describe these policies in further detail below.

Sage Advisory Services, Ltd. Co. is a fixed income and ETF investment manager and does not generally manage client accounts with equities that would require a proxy vote. Holders of corporate fixed income obligations, as a matter of practice, do not vote proxies at any annual or special shareholders’ meetings as do the holders of common stock.

Proxies

Sage Advisory Services, Ltd. Co., in limited situations may receive a proxy to vote as a result of a client holding a fixed income corporate obligation or ETF. These proxy votes are event driven, such as a corporate bankruptcy/reorganization; pre-packaged bankruptcy proceeding; debt exchange offers resulting from mergers, acquisitions or divestures; consents for changes in the debt’s indenture provisions or tender offers for the outstanding debt issue. The proxies generally come in the form of a prospectus from the dealer managers, agents or trustees. In the universe of investment grade corporate obligations, proxies are not a recurring event such as annual shareholder meetings.

Policies and Procedures

In the event a proxy is received, all clients holding the respective corporate obligation are listed and Sage verifies that we have received a proxy to vote each client’s holding. The prospectus is reviewed and analyzed by our research department and the options are discussed at the investment committee meetings. The review and analysis encompasses any prospective change to the issue’s credit rating as a result of the proposed indenture amendment/consent/exchange offer; change in structural seniority/subordination; cash flow; interest rate; maturity; collateral; and what is in the best interest of the client. In addition to Sage’s internal review and analysis, the firm may review externally prepared analyses as it relates to the proposed transaction. Unless otherwise instructed in writing by the client or client’s consultant/advisor the proxy is voted the same across the board for all accounts holding that security in a particular investment style. This procedure avoids any conflicts of interest. A memo for the file is prepared and kept with the results for each proxy voted along with the client holdings. Files are maintained by proposed event containing the prospectuses received, the memo to the file and the how the client proxies were voted.

How to Obtain Voting Information

If a client wants to obtain the voting information on corporate obligations requesting a proxy vote for a client held security they can contact Sage Advisory Services, Ltd. Co. in writing as follows: Sage Advisory Services, Ltd. Co.; Vice President-Operations; 5900 Southwest Parkway; Building One, Suite 100, Austin, Texas, 78735, or email a request to: info@sageadvisory.com.

Sage Advisory Services, Ltd. Co. (512) 327-5530

B-52

PROXY VOTING POLICIES AND PROCEDURES

PARTNERVEST ADVISORY SERVICES, LLC

 PROXY VOTING

Rule

It is Partnervest’s general policy that Partnervest does not vote proxies. However, there are some situations when Partnervest will vote proxies:

•    With some ERISA accounts, the advisor may vote proxies, if the Advisor Agreement states that the advisor will vote proxies

•    Under Partnervest’s Sub-Advisory Agreement(s), Partnervest may be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as assets.

•    Partnervest shall vote proxies for assets maintained in the ETF sub-advised by Partnervest in accordance with the requirements of the Sub-advisory Agreement entered into between Partnervest and the investment advisor to the ETF.

It should be noted that even in these limited circumstances, only Partnervest, and not its representatives, are allowed to vote proxies.

Procedures and Responsibilities

•    ERISA Client states in investment advisory agreement that it desires Partnervest to vote proxies on the account.

•    Compliance makes a list of what accounts (ERISA accounts, sub-advisory accounts, ETF accounts) require Partnervest to vote proxies.

•    Compliance distributes Proxies to Investment Management for accounts that require proxies to be voted.

•    Investment management votes proxies, makes a copy of the proxy and enters vote into Proxy Log

•    Investment Management submits any potential material conflict of interest arising out of an upcoming proxy vote to the Partnervest Investment Management Committee for direction on how to vote the proxy.

•    Compliance reviews proxy vote during compliance audits

•    Compliance submits a copy of the proxy log to the investment advisor to the ETF for the ETF’s annual N-PX filing.

Timing

•    Proxies are voted within a reasonable time from receipt

•    Proxy log shall be updated within a reasonable time after the proxy is voted.

•    Review of proxy compliance is due during the annual Home Office Audit.

B-53

• Submission of the proxy log to the ETF investment advisor is done annually as of June 30 year end, and are submitted no later than August 31.
Evidence of Compliance

•    Investment Advisor Agreements of ERISA clients and sub-advisory agreements.

•    Log of accounts that proxies are voted for

•    Log of proxy votes

•    Sample copy of proxies voted

•    Annual Home Office Audit files

•    Investment management committee minutes regarding any direction of proxy votes which create a material conflict of interest

Partnervest Advisory Services LLC has adopted written proxy voting policies and procedures as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the clients whose assets are managed by the Advisor.

Partnervest and its advisory affiliates shall only furnish proxy-voting advice to clients where there is an existing business relationship and who have requested such advice in writing, and representatives shall not solicit proxies from non-clients. More specifically,

Partnervest’s proxy voting policy is as follows:

•	Client ERISA Account – Upon specific written instruction from the client, which may be limited to the signed Advisory Agreement, Partnervest may vote proxies for an ERISA account.
•	Client wherein Partnervest is a sub-advisor and has agreed in the sub-advisory agreement to vote proxies
o	Client “ETF” Account – Partnervest will exercise proxy voting rights for clients in the ETF pursuant to the sub-advisory agreement with the advisor to the ETF.
•	All other clients – Partnervest will not vote proxies, unless specifically agreed to in the investment advisory agreement.

PROXY VOTING GUIDELINES

Partnervest shall vote proxies in its reasonable prudent discretion acting in the best interests of its clients. In determining how to vote on various proxies, Partnervest may refer to the ISS proxy voting guidelines (“Guidelines”). The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum client value and protection of client interests. Generally, proxies can be voted in accordance with the voting recommendations contained in the Guidelines. But if necessary in the Advisor’s opinion, the Advisor may vote inconsistent with the Guidelines. Proxy issues identified in the Guidelines include but are not limited to:

B-54

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.
•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
•	Capital Structure - considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained at the ISS website at http://www.issgovernance.com/files/ISS2011USPolicySummaryGuidelines20110127.pdf

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between clients and the Advisor, the ETF or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Investment Management Committee of the Advisor to address any material potential conflicts of interest presented by a proxy and raised to the Committee by the Investment Management Department. In the event a material conflict of interest arises, the Investment Management Committee will direct the Investment Management Department how to vote the proxy. Any conflict between the best economic interests of the clients and Partnervest’s interests will be resolved in the clients’ favor.

Other Proxy Voting Guidelines

When providing proxy-voting advice to clients, Partnervest and its representatives shall abide by the following conditions:

B-55

•	Partnervest will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy-voting advice is given, as well as any material interest of Partnervest in the matter
•	Partnervest shall receive no special commission or remuneration for furnishing the voting advice from any person other than the client (via customary investment advisory fees) whose account the proxy is voted for.
•	The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11
•	Partnervest shall not communicate with the press concerning a proxy vote.

RECORDS

Partnervest will maintain the following records:

•	these Policies and Procedures, including any amendments;

•	proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on RMG;

•	a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on RMG);

•	Partnervest will maintain a log of all accounts that have had proxies voted.

•	Partnervest will also maintain a log of how each proxy was voted.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

DISCLOSURE

Partnervest will describe in Part 2 of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. Partnervest will also advise clients in Part 2 of its Form ADV how a client may obtain information on how Partnervest voted with respect to that client’s securities.

B-56

Newfleet Asset Management, LLC

Regulatory Compliance and General Policies and Procedures Manual

Proxy Voting

Updated July 31, 2014

General Proxy Voting Policies, Procedures and Guidelines for Newfleet Portfolio Managers

Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:

Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.

Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.

Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Any individual identifying a conflict of interest shall report such immediately to the Newfleet CCO who will determine a course of action.

In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.

B-57

Proxy Voting Policy for ERISA Clients

Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Other Special Proxy Voting Situations

The Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:

1.	When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);
2.	When the Newfleet deems the cost of voting would exceed any anticipated benefit to the client;
3.	When a proxy is received for a client account that has been terminated with the Newfleet;
4.	When a proxy is received for a security the Newfleet no longer manages (i.e., the Newfleet had previously sold the entire position); and/or
5.	When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Records Related to Proxy Voting

Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and

B-58

regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.

Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:

1)	A copy of these policies and procedures;
2)	A copy of each proxy statement the firm receives regarding client’s securities; and
3)	A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how the Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

B-59

Wilshire Funds Management Proxy Voting Policy

Dated 06/30/2016

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, may have responsibility for voting proxies for certain clients. This policy is intended to fulfill applicable requirements imposed on WFM under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), where it has been delegated to do so.

I. POLICY

WFM owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where WFM will be voting proxies of portfolio securities held directly by a client, WFM, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients. WFM will attempt to consider relevant factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value. Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines help to ensure WFM’s duty of care and loyalty to clients when voting proxies.

1.	Duty of Care
WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directing proxy votes.

2.	Duty of Loyalty
WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates.
b.	Determine which Conflicts are Material
A “material” conflict should generally be viewed as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.
c.	Establish Procedures to Address Material Conflicts. WFM has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.

B-60

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.
ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.
iii.	Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3.	Proxy Referrals.

For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and does not involve fundamental analysis of the issuer, proxies will be referred to a third party proxy service for voting in accordance with their policies and guidelines.

4.	WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II. DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1.	Wilshire Funds Management Proxy Voting Policy and all amendments thereto

2.	Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2(c)(2) of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

B-61

Wilshire Funds Management Proxy Voting Policy

Appendix A

Proxy Voting Guidelines

The following guidelines will be used when deciding how to vote proxies on behalf of clients. These are policy guidelines that can always be superseded, subject to the duty to act in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.

A.	Election of Directors

a.	We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on a compensation committee of a company’s board and/or audit committee.

B.	Auditors

a.	Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.

c.	Compensation – we generally vote in favor for such proposals.

d.	Indemnification – we vote against indemnification of auditors.

C.	Executive & Director Compensation
a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters
a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

B-62

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated July 30, 2007, as filed with the state of Delaware on August 1, 2007, for AdvisorShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-017027 on March 12, 2009.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated July 30, 2007 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(b)	Registrant’s By-Laws dated July 30, 2007, as amended November 13, 2013, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 88 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-065833 on December 5, 2013.

(c)	Not applicable.

(d)(1)	Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-037333 on July 9, 2010.

(d)(2)	Amendment and revised Schedule A, dated June 8, 2016, to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(d)(3)	Amendment and revised Schedule A to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC, reflecting the addition of the AdvisorShares Focused Equity ETF, to be filed by amendment.

(d)(4)	Sub-Advisory Agreement dated ___________, 2016 between AdvisorShares Investments, LLC and Dorsey, Wright & Associates, LLC to be filed by amendment.

(d)(5)	Sub-Advisory Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

1

(d)(6)	Sub-Advisory Agreement dated September 19, 2014 between AdvisorShares Investments, LLC and Morgan Creek Capital Management, LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057 on October 30, 2014.

(d)(7)	Sub-Advisory Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(d)(8)	Sub-Advisory Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(d)(9)	Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(d)(10)	Amended Schedule A, dated November 1, 2015, to the Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-076949 on January 26, 2016.

(d)(11)	Amended Schedule B, dated November 1, 2015, to the Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-076949 on January 26, 2016.

(d)(12)	Sub-Advisory Agreement dated June 7, 2016 between AdvisorShares Investments, LLC and Wilshire Associates Incorporated is filed herewith.

(d)(13)	Sub-Advisory Agreement dated November 2, 2011 between AdvisorShares Investments, LLC and Reynders, McVeigh Capital Management, LLC is filed herewith.

(d)(14)	Sub-Advisory Agreement dated September 23, 2011 between AdvisorShares Investments, LLC and Community Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

2

(d)(15)	Amended and Restated Sub-Advisory Agreement dated August 4, 2014 between AdvisorShares Investments, LLC and Baldwin Brothers Inc. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

(d)(16)	Sub-Advisory Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(d)(17)	Sub-Advisory Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(18)	Sub-Advisory Agreement dated June 21, 2012 between AdvisorShares Investments, LLC and Newfleet Asset Management, LLC is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(d)(19)	Investment Sub-Advisory Agreement dated May 24, 2016 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC is filed herewith.

(d)(20)	Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(d)(21)	Schedule A, as revised June 30, 2016, to the Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is filed herewith.

(d)(22)	Schedule B, as revised June 30, 2016, to the Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is filed herewith.

(d)(23)	Investment Sub-Advisory Agreement dated July 31, 2013 between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

3

(d)(24)	Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

(d)(25)	Schedule A, amended as of December 1, 2013, to the Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-065833 on December 5, 2013.

(d)(26)	Schedule B, amended as of May 18, 2015, to the Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-052524 on August 28, 2015.

(d)(27)	Investment Sub-Advisory Agreement dated June 25, 2014 between AdvisorShares Investments, LLC and Pacific Asset Management is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(d)(28)	Investment Sub-Advisory Agreement dated March 9, 2016 between AdvisorShares Investments, LLC and Cornerstone Investment Partners, LLC is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-093761 on April 11, 2016.

(d)(29)	Form of Investment Sub-Advisory Agreement dated March 10, 2016 between AdvisorShares Investments, LLC and Korea Investment Management Co., Ltd. is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(e)(1)	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(e)(2)	First Amendment and revised Exhibit A, dated November 23, 2009, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

4

(e)(3)	Second Amendment and revised Exhibit A, dated May 11, 2010, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

(e)(4)	Third Amendment and revised Exhibit A, dated September 13, 2010, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

(e)(5)	Fourth Amendment and revised Exhibit A, dated February 14, 2011, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

(e)(6)	Fifth Amendment and revised Exhibit A, dated August 30, 2011, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(e)(7)	Sixth Amendment and revised Exhibit A, dated August 15, 2012, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(e)(8)	Seventh Amendment and revised Exhibit A, dated December 19, 2012, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

(e)(9)	Eighth Amendment and revised Exhibit A, dated January 17, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

5

(e)(10)	Ninth Amendment and revised Exhibit A, dated July 1, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-037874 on July 2, 2013.

(e)(11)	Tenth Amendment and revised Exhibit A, dated August 12, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

(e)(12)	Eleventh Amendment and revised Exhibit A, dated September 4, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(e)(13)	Twelfth Amendment and revised Exhibit A, dated October 21, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

(e)(14)	Thirteenth Amendment and revised Exhibit A, dated December 23, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-068441 on December 20, 2013.

(e)(15)	Fourteenth Amendment and revised Exhibit A, dated March 24, 2014, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-022050 on April 11, 2014.

(e)(16)	Fifteenth Amendment and revised Exhibit A, dated June 25, 2014, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

(e)(17)	Sixteenth Amendment and revised Exhibit A, dated April 11, 2016, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-093761 on April 11, 2016.

6

(e)(18)	Seventeenth Amendment and revised Exhibit A, dated June 8, 2016, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(e)(19)	Amendment and revised Exhibit A to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC, reflecting the addition of the AdvisorShares Focused Equity ETF, to be filed by amendment.

(e)(20)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(g)(2)	Amendment to Schedule II, dated June 30, 2016, to the Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon to be filed by amendment.

(g)(3)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(h)(1)	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(2)	Amendment, dated June 1, 2014, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

7

(h)(3)	Amendment to Exhibit A, dated June 30, 2016, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon to be filed by amendment.

(h)(4)	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(5)	Amendment to Appendix I, dated June 30, 2016, to the Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon to be filed by amendment.

(h)(6)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(h)(7)	Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(h)(8)	Schedule A, as last revised June 8, 2016, to the Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(h)(9)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC, reflecting the addition of the AdvisorShares Focused Equity ETF, to be filed by amendment.

(h)(10)	Expense Limitation Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

(h)(11)	Expense Limitation Agreement dated September 19, 2014 between AdvisorShares Investments, LLC and Morgan Creek Capital Management, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057 on October 30, 2014.

8

(h)(12)	Expense Limitation Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(h)(13)	Expense Limitation Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(h)(14)	Amended and Restated Expense Limitation Agreement dated November 1, 2015 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-076949 on January 26, 2016.

(h)(15)	Expense Limitation Agreement dated June 7, 2016 between AdvisorShares Investments, LLC and Wilshire Associates Incorporated is filed herewith.

(h)(16)	Expense Limitation Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(h)(17)	Expense Limitation Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(h)(18)	Expense Limitation Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(h)(19)	Schedule A, as revised August 29, 2013, to the Expense Limitation Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(h)(20)	Expense Limitation Agreement dated May 24, 2016 between AdvisorShares Investments, LLC and AthenaInvest Advisors LLC is filed herewith.

9

(h)(21)	Expense Limitation Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

(h)(22)	Expense Limitation Agreement dated July 31, 2013 between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

(h)(23)	Expense Limitation Agreement dated June 25, 2014 between AdvisorShares Investments, LLC and Pacific Asset Management is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(h)(24)	Expense Limitation Agreement dated March 9, 2016 between AdvisorShares Investments, LLC and Cornerstone Investment Partners, LLC is incorporated herein by reference to Exhibit (h)(26) of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-093761 on April 11, 2016.

(h)(25)	Form of Expense Limitation Agreement dated March 10, 2016 between AdvisorShares Investments, LLC and Korea Investment Management Co., Ltd. is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(i)(1)	Opinion and consent of counsel, Morgan Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-061249 on October 28, 2015.

(i)(2)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the AdvisorShares Cornerstone Small Cap ETF, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-093761 on April 11, 2016.

(i)(3)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the AdvisorShares KIM Korea Equity ETF, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(i)(4)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the AdvisorShares Focused Equity ETF, to be filed by amendment.

10

(j)	Consent of independent registered public accounting firm to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(m)(2)	Revised Schedule A to the Distribution Plan is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(m)(3)	Revised Schedule A to the Distribution Plan, reflecting the addition of the AdvisorShares Focused Equity ETF, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

(p)(2)	Code of Ethics of AdvisorShares Investments, LLC is filed herewith.

(p)(3)	Code of Ethics, dated May 1, 2009, of Foreside Financial Group, LLC (including Fund Services, LLC) is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-056114 on October 28, 2010.

(p)(4)	Code of Ethics of Dorsey, Wright & Associates, LLC is filed herewith.

(p)(5)	Code of Ethics of Peritus I Asset Management, LLC is filed herewith.

(p)(6)	Joint Code of Ethics of Morgan Creek Capital Management, LLC is filed herewith.

(p)(7)	Code of Ethics of Ranger Alternative Management, L.P. is filed herewith.

(p)(8)	Code of Ethics, dated December 13, 2013, of Madrona Funds, LLC is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

11

(p)(9)	Code of Ethics of American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(p)(10)	Code of Ethics of Wilshire Associates Incorporated is filed herewith.

(p)(11)	Code of Ethics of Reynders, McVeigh Capital Management, LLC is filed herewith.

(p)(12)	Code of Ethics of Baldwin Brothers, Inc. is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(13)	Code of Ethics of Community Capital Management Inc. is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(p)(14)	Code of Ethics of Partnervest Advisory Services, LLC is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-052524 on August 28, 2015.

(p)(15)	Code of Ethics of Commerce Asset Management, LLC is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-052524 on August 28, 2015.

(p)(16)	Code of Ethics of Newfleet Asset Management, LLC, amended and restated July 1, 2014, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057on October 30, 2014.

(p)(17)	Code of Ethics, dated June 2013, of AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-037874 on July 2, 2013.

(p)(18)	Code of Ethics of Treesdale Partners, LLC is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(p)(19)	Code of Ethics of Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

12

(p)(20)	Code of Ethics of The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(p)(21)	Code of Ethics of Pacific Asset Management is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-15-052524 on August 28, 2015.

(p)(22)	Code of Ethics of Cornerstone Investment Partners, LLC is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-093761 on April 11, 2016.

(p)(23)	Code of Ethics of Korea Investment Management Co., Ltd.is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-16-107552 on June 8, 2016.

(q)	Powers of Attorney dated June 2013 for Messrs. Noah Hamman and Dan Ahrens and May 2013 for Mr. William G. McVay and Madame Elizabeth Piper/Bach are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

Item 29.	Persons Controlled by or under Common Control with the Fund

 Not Applicable.

Item 30.	Indemnification

AdvisorShares Trust (the “Trust” or the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of July 30, 2007, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)      every person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to Article IX of the Declaration of Trust.

13

(ii)       as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)      by the court or other body approving the settlement;

(B)       by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)       by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of Section 9.02 of the Declaration of Trust may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he is not entitled to indemnification under Section 9.02 of the Declaration of Trust; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 9.02 of the Declaration of Trust.

14

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each sub-advisor is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AdvisorShares Investments LLC

AdvisorShares Investments, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of the Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Dorsey, Wright & Associates, LLC

Dorsey, Wright & Associates, LLC (“Dorsey”) serves as investment sub-advisor for the Trust’s AdvisorShares Dorsey Wright ADR ETF. The principal address of Dorsey is 1011 Boulder Springs Drive, Suite 150, Richmond, Virginia 23225. Dorsey is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

[For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of Dorsey are or have been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.]

Peritus I Asset Management, LLC

Peritus I Asset Management, LLC (“Peritus”) serves as investment sub-advisor for the Trust’s AdvisorShares Peritus High Yield ETF. The principal address of Peritus is 1216 State Street, 4th Floor, Santa Barbara, California 93101. Peritus is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

15

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Peritus are or have been engaged in any other business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Peritus	Name of Other Company	Connection with Other Company
David J. Desmond, COO, CCO	American Medical File, Inc.	Interim President, Board Member
Ronald Heller, CEO	American Medical File, Inc.	Board Member

Morgan Creek Capital Management, LLC

Morgan Creek Capital Management, LLC (“Morgan Creek”) serves as investment sub-advisor for the Trust’s AdvisorShares Morgan Creek Global Tactical ETF. The principal address of Morgan Creek is 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517. Morgan Creek is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Morgan Creek are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Morgan Creek	Name of Other Company	Connection with Other Company
Mark Yusko	Weaver Foundation	Investment Committee Member
	MCNC Endowment	Investment Committee Member
	DukeEngage National Advisory Board, Duke University	Member
	The Hesburgh-Yusko Scholars Foundation, University of Notre Dame	Investment Committee President and Chairman
	Morgan Creek Foundation	President and Head of Investment Committee
Mike Hennessy	Duke University Federal Credit Union	Treasurer
	Carolina Friends School	Investment Committee Member
	College of William & Mary Foundation	Member of the Board of Trustees, Executive Committee, and Investment Committee (immediate past chair)
Andrea Szigethy	Annual Connect	Founder & President

Ranger Alternative Management, L.P.

Ranger Alternative Management L.P. (“Ranger”) serves as investment sub-advisor for the Trust’s AdvisorShares Ranger Equity Bear ETF. The principal address of Ranger is 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201. Ranger is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

16

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Ranger are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Ranger	Name of Other Company	Connection with Other Company
John Del Vecchio	Parabolix Research Incorporated	President
	Index Deletion Strategies, LLC	Managing Member
Brad Lamensdorf	BHL Advisors, LLC	Managing Member & Portfolio Manager
	LMTR, LLC	Principal

Madrona Funds, LLC

Madrona Funds, LLC (“Madrona”) serves as investment sub-advisor for the Trust’s AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF and AdvisorShares Madrona Global Bond ETF. The principal address of Madrona is 2911 Bond Street, Suite 200, Everett, Washington 98201. Madrona is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Madrona are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Madrona	Name of Other Company	Connection with Other Company
Brian K. Evans, Investment Manager and Managing Member	Bauer Evans, Inc. P.S.	Owner and Director
	Madrona Financial Services, LLC	Owner and Director
	Advisory Fusion, LLC	Owner and Director
Robert W. Bauer, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	Madrona Financial Services, LLC	Employee
Kristi R. Henderson, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	Madrona Financial Services, LLC	Employee

American Retirement Planners II, Inc.

American Retirement Planners II, Inc. (doing business as “American Wealth Management”) serves as investment sub-advisor for the Trust’s AdvisorShares Meidell Tactical Advantage ETF and AdvisorShares Market Adaptive Unconstrained Income ETF. The principal address of American Wealth Management is 570 Hammill Lane, Reno, Nevada, 89511. American Wealth Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of American Wealth Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

17

Name and Position with American Wealth Management	Name of Other Company	Connection with Other Company
Laif Meidell, President	Nevada-Area Council BSA	Board Member
	Foothill Securities, Inc.	Board Member
Patricia Meidell, Secretary	Quail Village II Association	Secretary
	Renown Foundation	Board Member

Wilshire Associates Incorporated

Wilshire Associated Incorporated (“Wilshire”) serves as investment sub-advisor for the Trust’s AdvisorShares Wilshire Buyback ETF. The principal address of Wilshire is 1299 Ocean Avenue, Santa Monica, California 90401. Wilshire is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of Wilshire are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Reynders, McVeigh Capital Management, LLC

Reynders, McVeigh Capital Management, LLC (“Reynders McVeigh”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Reynders McVeigh is 121 High Street, 5th floor, Boston, Massachusetts 02110. Reynders McVeigh is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Reynders McVeigh are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Reynders McVeigh	Name of Other Company	Connection with Other Company
Chat Reynders, Chairman and CEO	Highwood Productions	President

Baldwin Brothers Inc.

Baldwin Brothers Inc. (“Baldwin Brothers”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Baldwin Brothers is 204 Spring St., Marion, Massachusetts, 02738. Baldwin Brothers is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Baldwin Brothers are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

18

Name and Position with Baldwin Brothers	Name of Other Company	Connection with Other Company
Michael Baldwin	Northeast Investors	Trustee
David Barrett	Tabor Academy	Trustee

Community Capital Management Inc.

Community Capital Management Inc. (“Community Capital”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Community Capital is 2500 Weston Road, Suite 101, Weston, Florida 33326. Community Capital is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Community Capital are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Community Capital	Name of Other Company	Connection with Other Company
David Downes, CEO	Internet Capital	Director
	THL Credit	Director
Julie Egan, Director of Municipal Research/Portfolio Manager	Class Action Claims Management	Member
	National Federation of Municipal Bond Analysts	Vice Chair
	Southern Municipal Finance Society	President
Stefanie Little, CCO	Little Consulting Group	President
	SEC Compliance Alliance, LLC	Managing Member

Partnervest Advisory Services, LLC

Partnervest Advisory Services, LLC (“Partnervest”) serves as investment sub-advisor for the Trust’s AdvisorShares STAR Global Buy-Write ETF. The principal address of Partnervest is 1216 State Street 3rd Floor, Santa Barbara, California, 93101. Partnervest is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of Partnervest are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Commerce Asset Management, LLC

Commerce Asset Management, LLC (“Commerce Management”) serves as investment sub-advisor for the Trust’s AdvisorShares QAM Equity Hedge ETF. The principal address of Commerce Management is 5050 Poplar Avenue, Suite 2020, Memphis, Tennessee 38157. Commerce Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

19

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Commerce Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Commerce Management	Name of Other Company	Connection with Other Company
J. Vincent Robinson, CEO	Ducks Unlimited, Inc.	Non Board member independent audit committee member
	Shelby County Drug Court Foundation	Board Member
Kurt Voldeng, CIO	Memphis Sigma Chi Housing Group, non-profit	Board Member
	Vision Preparatory Charter School Governing Board	Treasurer

Newfleet Asset Management, LLC

Newfleet Asset Management, LLC (“Newfleet”) serves as investment sub-advisor for the Trust’s AdvisorShares Newfleet Multi-Sector Income ETF. The principal address of Newfleet is 100 Pearl Street, Hartford, Connecticut 06103. Newfleet is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Newfleet  is or has been, at any time during the last two fiscal years (June 30, 2015 and 2016), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, see Item 7 of Part 1A and Item 10 of Part 2A of Newfleet’s current Form ADV (SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, and incorporated herein by reference. Information about Newfleet also may be found under the headings “Management of the Fund” in the Newfleet Multi-Sector Income ETF’s Prospectus and “Services of the Adviser and Sub-adviser” and “Management of the Trust” in the Newfleet Multi-Income Sector ETF’s Statement of Additional Information.

AthenaInvest Advisors, LLC

AthenaInvest Advisors, LLC (“Athena”) serves as investment sub-advisor for the Trust’s AdvisorShares Athena High Dividend ETF. The principal address of Athena is 5340 South Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111.  Athena is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Athena are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Athena	Name of Other Company	Connection with Other Company
Lambert Bunker VP Business Development	Lambert Bunker	Co Trustee
	Boys & Girls Clubs Of Metro Denver	Associate Board

20

Treesdale Partners, LLC

Treesdale Partners, LLC (“Treesdale”) serves as investment sub-advisor for the Trust’s AdvisorShares Gartman Gold/Yen ETF, AdvisorShares Gartman Gold/Euro ETF, and AdvisorShares Treesdale Rising Rates ETF. The principal address of Treesdale is 1325 Avenue of the Americas, Suite 2302, New York, New York 10019. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of Treesdale are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Sage Advisory Services, Ltd. Co.

Sage Advisory Services, Ltd. Co. (“Sage Advisory Services”) serves as investment sub-advisor for the Trust’s AdvisorShares Sage Core Reserves ETF. The principal address of Sage Advisory Services is 5900 Southwest Parkway, Building I, Austin, Texas 78735. Sage Advisory Services is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of Sage Advisory Services are or have been engaged in the business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

The Elements Financial Group, LLC

The Elements Financial Group, LLC (“Elements Financial”) serves as investment sub-adviser for the Trust’s AdvisorShares YieldPro ETF and AdvisorShares EquityPro ETF. The principal address of Elements Financial is 19200 Von Karman Avenue, Suite 800, Irvine, California 92612. Elements Financial is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Elements Financial are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Elements Financial	Name of Other Company	Connection with Other Company
Nicholas B. Scalzo, Managing Member	Claremont Financial Group, Inc.	CEO
	ProTools, LLC (subsidiary of The Elements Financial Group, LLC)	Officer
Jeff Olsen, President	ProTools, LLC (subsidiary of The Elements Financial Group, LLC)	Officer

Pacific Asset Management

Pacific Asset Management (“Pacific”) serves as investment sub-adviser for the Trust’s AdvisorShares Pacific Asset Enhanced Floating Rate ETF. The principal address of Pacific is 700 Newport Center Drive, Newport Beach, California 92660. Pacific is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

21

For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers of partners of Pacific are or have been engaged in the business, profession, vocation or employment of a substantial nature, for his or her own account or in the capacity of director, officer, employee, partner of trustee.

Cornerstone Investment Partners, LLC

Cornerstone Investment Partners, LLC (“Cornerstone”) serves as investment sub-adviser for the Trust’s AdvisorShares Cornerstone Small Cap ETF. The principal address of Cornerstone is 3438 Peachtree Road NE, Suite 900, Atlanta, Georgia 30326. Cornerstone is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

[For the fiscal years ended June 30, 2015 and 2016, the following directors, officers or partners of Cornerstone are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.]

Name and Position with Cornerstone	Name of Other Company	Connection with Other Company
N/A	N/A	N/A

Korea Investment Management Co., Ltd.

Korea Investment Management Co., Ltd. (“KIM”) serves as investment sub-adviser for the Trust’s AdvisorShares KIM Korea Equity ETF. The principal address of KIM is 88, Uisadang-Daero, Yeongdeungpo-gu, Seoul, 150-745, Korea. KIM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

[For the fiscal years ended June 30, 2015 and 2016, none of the directors, officers or partners of KIM are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.]

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Archstone Alternative Solutions Fund
7.	Ark ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Bridgeway Funds, Inc.
13.	Burnham Investors Trust
14.	Calamos ETF Trust
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

22

16.	Center Coast MLP & Infrastructure Fund (closed-end non-interval, exchange listed fund)
17.	Context Capital Funds
18.	CornerCap Group of Funds
19.	Corsair Opportunity Fund
20.	Direxion Shares ETF Trust
21.	Eaton Vance NextShares Trust
22.	Eaton Vance NextShares Trust II
23.	Evanston Alternative Opportunities Fund
24.	Exchange Listed Funds Trust
25.	FEG Absolute Access Fund I LLC
26.	FlexShares Trust
27.	Forum Funds
28.	Forum Funds II
29.	FQF Trust
30.	FSI Low Beta Absolute Return Fund
31.	Guinness Atkinson Funds
32.	Henderson Global Funds
33.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
34.	Horizons ETF Trust
35.	Infinity Core Alternative Fund
36.	Ironwood Institutional Multi-Strategy Fund LLC
37.	Ironwood Multi-Strategy Fund LLC
38.	John Hancock Exchange-Traded Fund Trust
39.	Little Harbor Multistrategy Composite Fund
40.	Lyons Funds
41.	Manor Investment Funds
42.	Miller/Howard Funds Trust
43.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
44.	Montage Managers Trust
45.	Palmer Square Opportunistic Income Fund
46.	PENN Capital Funds Trust
47.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
48.	Pine Grove Alternative Fund
49.	Pine Grove Alternative Institutional Fund
50.	Plan Investment Fund, Inc.
51.	PMC Funds, Series of Trust for Professional Managers
52.	Quaker Investment Trust
53.	Ramius Archview Credit and Distressed Feeder Fund
54.	Ramius Archview Credit and Distressed Fund
55.	Recon Capital Series Trust
56.	Renaissance Capital Greenwich Funds
57.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
58.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
59.	Salient MF Trust
60.	SharesPost 100 Fund
61.	Sound Shore Fund, Inc.
62.	Steben Alternative Investment Funds
63.	Steben Select Multi-Strategy Fund
64.	Strategy Shares
65.	The 504 Fund

23

66.	The Community Development Fund
67.	TIFF Investment Program
68.	TrimTabs ETF Trust
69.	Turner Funds
70.	U.S. Global Investors Funds
71.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
72.	Wintergreen Fund, Inc.
73.	WisdomTree Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, Maryland 20814

(b)	Adviser:
AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, Maryland 20814

24

(c)	Sub-Advisors:
Dorsey, Wright & Associates, LLC
1001 Boulder Springs Drive, Suite 150
Richmond, Virginia 23225

Peritus I Asset Management, LLC
1216 State Street, 4th Floor
Santa Barbara, California 93101

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, North Carolina 27517

Ranger Alternative Management L.P.
2828 N. Harwood Street, Suite 1900
Dallas, Texas 75201

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

American Retirement Planners, Inc.
d/b/a American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, California 90401

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, Massachusetts 02110

Baldwin Brothers Inc.
204 Spring Street
Marion, Massachusetts 02738

Community Capital Management Inc.
2500 Weston Road, Suite 101
Weston, Florida 33326

Partnervest Advisory Services, LLC

1216 State Street 3rd Floor

Santa Barbara, California, 93101

Commerce Asset Management, LLC

5050 Poplar Avenue, Suite 2020

Memphis, Tennessee 38157

25

Newfleet Asset Management, LLC

100 Pearl Street

Hartford, Connecticut 06106

AthenaInvest Advisors, LLC

5340 South Quebec Street, Suite 365-N

Greenwood Village, Colorado 80111

Treesdale Partners, LLC

1325 Avenue of the Americas, Suite 2302

New York, New York 10019

Sage Advisory Services, Ltd. Co.

5900 Southwest Parkway, Building I

Austin, Texas 78735

The Elements Financial Group, LLC

19200 Von Karman Avenue, Suite 800

Irvine, California 92612

Pacific Asset Management

700 Newport Center Drive

Newport Beach, California 92660

Cornerstone Investment Partners, LLC

3438 Peachtree Road NE, Suite 900

Atlanta, Georgia 30326

Korea Investment Management Co., Ltd.

88, Uisadang-Daero, Yeongdeungpo-gu

Seoul, 150-745, Korea

(d)	Principal Underwriter:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(e)	Custodian and Administrator:
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

26

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 109 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland on the 29th day of August, 2016.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 109 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Trustee and President	August 29, 2016
Noah Hamman

*	Trustee	August 29, 2016
Elizabeth Piper/Bach

*	Trustee	August 29, 2016
William G. McVay

*	Treasurer	August 29, 2016
Dan Ahrens

/s/ Noah Hamman
* Noah Hamman, Power of Attorney

27

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(12)	Sub-Advisory Agreement with Wilshire Associates Incorporated

(d)(13)	Sub-Advisory Agreement with Reynders, McVeigh Capital Management, LLC

(d)(19)	Sub-Advisory Agreement with AthenaInvest Advisors, LLC

(d)(21)	Amended Schedule A to the Treesdale Partners, LLC Sub-Advisory Agreement

(d)(22)	Amended Schedule B to the Treesdale Partners, LLC Sub-Advisory Agreement

(h)(15)	Expense Limitation Agreement with Wilshire Associates Incorporated

(h)(20)	Expense Limitation Agreement with AthenaInvest Advisors, LLC

(p)(2)	Code of Ethics of AdvisorShares Investments, LLC

(p)(4)	Code of Ethics of Dorsey, Wright & Associates, LLC

(p)(5)	Code of Ethics of Peritus I Asset Management

(p)(6)	Code of Ethics of Morgan Creek Capital Management LLC

(p)(7)	Code of Ethics of Ranger Alternative Management, L.P.

(p)(10)	Code of Ethics of Wilshire Associates Incorporated

(p)(11)	Code of Ethics of Reynders, McVeigh Capital Management, LLC

28